                                                                    EXHIBIT 10.9

                            CAPELLA EDUCATION COMPANY

                          EMPLOYEE STOCK OWNERSHIP PLAN

                            (SECOND 2005 RESTATEMENT)

                            CAPELLA EDUCATION COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN

                            (SECOND 2005 RESTATEMENT)

                                TABLE OF CONTENTS

ARTICLE I    INTRODUCTION...........................................................................................        1
   1.1       PLAN DESIGN............................................................................................        1
   1.2       PLAN DOCUMENT..........................................................................................        1
   1.3       EFFECTIVE DATE OF DOCUMENT.............................................................................        1

ARTICLE II   DEFINITIONS AND CONSTRUCTION...........................................................................        1
   2.1       DEFINITIONS............................................................................................        1
   2.2       CHOICE OF LAW..........................................................................................        6
   2.3       USE OF COMPOUNDS OF WORD "HERE"........................................................................        6
   2.4       CONSTRUED AS A WHOLE...................................................................................        6
   2.5       HEADINGS...............................................................................................        6

ARTICLE III  PARTICIPATION..........................................................................................        7
   3.1       START OF PARTICIPATION.................................................................................        7
   3.2       END OF PARTICIPATION...................................................................................        7

ARTICLE IV   NO EMPLOYEE CONTRIBUTIONS..............................................................................        7

ARTICLE V    EMPLOYER CONTRIBUTIONS.................................................................................        7
   5.1       ESOP CONTRIBUTIONS.....................................................................................        7
   5.2       ALLOCATION OF CONTRIBUTIONS............................................................................        8

ARTICLE VI   CONTRIBUTION LIMITS....................................................................................        8
   6.1       MAXIMUM ANNUAL ADDITIONS...............................................................................        8
   6.2       DEDUCTION LIMIT........................................................................................       11

ARTICLE VII  ACCOUNTS...............................................................................................       11
   7.1       ACCOUNTS...............................................................................................       11
   7.2       VALUATION OF ACCOUNTS..................................................................................       11
   7.3       VOTING RIGHTS ON COMPANY STOCK - PUBLIC COMPANY........................................................       13
   7.4       VOTING RIGHTS ON COMPANY STOCK - PRIVATE COMPANY.......................................................       13

ARTICLE VIII INVESTMENT OF ACCOUNTS.................................................................................       14
   8.1       INVESTMENT IN COMPANY STOCK............................................................................       14
   8.2       REPAYMENT OF EXEMPT LOAN...............................................................................       14

ARTICLE IX   VESTING ...............................................................................................       15
   9.1       VESTING AT NORMAL RETIREMENT AGE.......................................................................       15
   9.2       VESTING IN EVENT OF DISABILITY OR DEATH................................................................       15
   9.3       VESTING BASED ON SERVICE...............................................................................       15
   9.4       FORFEITURE OF NONVESTED BALANCE........................................................................       15
   9.5       FORFEITURE ACCOUNT.....................................................................................       15
   9.6       REINSTATEMENT UPON RETURN TO SERVICE...................................................................       15
   9.7       FORFEITURE IN EVENT OF MISSING PARTICIPANT OR BENEFICIARY..............................................       15

ARTICLE X    DIVERSIFICATION WHILE EMPLOYED.........................................................................       16
   10.1      ELIGIBILITY FOR DIVERSIFICATION........................................................................       16
   10.2      MAXIMUM PERCENTAGE LIMIT...............................................................................       16
   10.3      MAXIMUM NUMBER OF SHARES...............................................................................       16
   10.4      DIVERSIFICATION DISTRIBUTION PROCEDURES - PUBLIC COMPANY...............................................       16
   10.5      DIVERSIFICATION PROCEDURES - PRIVATE COMPANY...........................................................       17

ARTICLE XI   DISTRIBUTION AFTER TERMINATION OF EMPLOYMENT...........................................................       18
   11.1      DISTRIBUTION AFTER TERMINATION OF EMPLOYMENT...........................................................       18
   11.2      DISTRIBUTION PROCEDURES................................................................................       18
   11.3      CASH-OUT OF SMALL ACCOUNTS.............................................................................       19
   11.4      MINIMUM DISTRIBUTION RULES.............................................................................       20

ARTICLE XII  DISTRIBUTION AFTER DEATH...............................................................................       20
   12.1      DISTRIBUTION AFTER DEATH...............................................................................       20
   12.2      DISTRIBUTION PROCEDURES................................................................................       20
   12.3      BENEFICIARY DESIGNATION................................................................................       22
   12.4      MULTIPLE BENEFICIARIES.................................................................................       23

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
   12.5      CASH-OUT OF SMALL ACCOUNTS.............................................................................       23
   12.6      MINIMUM DISTRIBUTION RULES.............................................................................       24

ARTICLE XIII MISCELLANEOUS BENEFIT PROVISIONS.......................................................................       24
   13.1      VALUATION OF ACCOUNTS FOLLOWING TERMINATION OF EMPLOYMENT..............................................       24
   13.2      DIRECT ROLLOVER OPTION.................................................................................       24
   13.3      BENEFIT STATEMENTS.....................................................................................       24
   13.4      MISSING PARTICIPANTS OR BENEFICIARIES..................................................................       25
   13.5      DISTRIBUTION TO ALTERNATE PAYEE........................................................................       25
   13.6      PUT OPTION; RIGHT OF FIRST REFUSAL; OTHER RESTRICTIONS ON COMPANY STOCK................................       26
   13.7      NO OTHER BENEFITS......................................................................................       27
   13.8      SOURCE OF BENEFITS.....................................................................................       27
   13.9      INCOMPETENT PAYEE......................................................................................       27
   13.10     NO ASSIGNMENT OR ALIENATION OF BENEFITS................................................................       27
   13.11     PAYMENT OF TAXES.......................................................................................       28
   13.12     CONDITIONS PRECEDENT...................................................................................       28
   13.13     DELAY OF DISTRIBUTION IN EVENT OF STOCK DIVIDEND OR SPLIT..............................................       28
   13.14     EFFECT OF REEMPLOYMENT.................................................................................       28

ARTICLE XIV  TRUST FUND.............................................................................................       28
   14.1      COMPOSITION............................................................................................       28
   14.2      NO DIVERSION...........................................................................................       28
   14.3      BORROWING TO PURCHASE COMPANY STOCK....................................................................       28
   14.4      FUNDING POLICY.........................................................................................       30
   14.5      SHARE REGISTRATION.....................................................................................       30
   14.6      PURCHASE/SALE OF COMPANY STOCK.........................................................................       30

ARTICLE XV   ADMINISTRATION.........................................................................................       31
   15.1      ADMINISTRATION.........................................................................................       31
   15.2      CERTAIN FIDUCIARY PROVISIONS...........................................................................       31
   15.3      PAYMENT OF EXPENSES....................................................................................       31
   15.4      EVIDENCE...............................................................................................       32
   15.5      CORRECTION OF ERRORS AND DUTY TO REVIEW INFORMATION....................................................       32
   15.6      CLAIMS AND LIMITATIONS ON ACTIONS......................................................................       32
   15.7      WAIVER OF NOTICE.......................................................................................       32
   15.8      AGENT FOR LEGAL PROCESS................................................................................       32
   15.9      INDEMNIFICATION........................................................................................       32
   15.10     EXERCISE OF AUTHORITY..................................................................................       33
   15.11     TELEPHONIC OR ELECTRONIC NOTICES AND TRANSACTIONS......................................................       33

ARTICLE XVI  AMENDMENT, TERMINATION, MERGER.........................................................................       33
   16.1      AMENDMENT..............................................................................................       33
   16.2      PERMANENT DISCONTINUANCE OF CONTRIBUTIONS..............................................................       34
   16.3      TERMINATION............................................................................................       34
   16.4      PARTIAL TERMINATION....................................................................................       34
   16.5      MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS......................................................       34
   16.6      DEFERRAL OF DISTRIBUTIONS..............................................................................       34

ARTICLE XVII MISCELLANEOUS PROVISIONS...............................................................................       34
   17.1      SPECIAL TOP-HEAVY RULES................................................................................       34
   17.2      QUALIFIED MILITARY SERVICE.............................................................................       36
   17.3      INSURANCE COMPANY NOT RESPONSIBLE FOR VALIDITY OF PLAN.................................................       36
   17.4      NO GUARANTEE OF EMPLOYMENT.............................................................................       36

                            CAPELLA EDUCATION COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN

                            (SECOND 2005 RESTATEMENT)

                                    ARTICLE I

                                  INTRODUCTION

1.1 PLAN DESIGN. The Capella Education Company Employee Stock Ownership Plan is a stock bonus and employee stock ownership plan (within the meaning of Code Section 4975(3)(7)) that is intended to qualify under Code Section 401(a). Thus, the Plan is designed to invest primarily in Company Stock.

1.2 PLAN DOCUMENT. The Plan document consists of this document, any amendments to this document, the List of Participating Employers maintained for the Plan, the List of Predecessor Employers maintained for the Plan, and any other document that is expressly incorporated by reference into the Plan.

1.3 EFFECTIVE DATE OF DOCUMENT. The Plan (as amended and restated in this document) is effective June 1, 2005, unless a different date is specified for some purpose in this document.

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

2.1   DEFINITIONS.

2.1.1 "Account" means either of the following:

      (a) A bookkeeping account maintained to reflect the Participant's interest in the Trust Fund.

      (b)   A Forfeiture Account.

2.1.2 "Affiliate" means any corporation that is a member of the same controlled group as the Company as defined in Code Section 414(b), any business entity that is under common control with the Company as defined in Code
      Section 414(c), any business entity that is a member of an affiliated service group with the Company as defined in Code Section 414(m), or any other business entity that is required to be aggregated and treated as one employer with the Company under Code Section 414(o). For purposes of applying the limits of Code Section 415, Code Sections 414(b) and 414(c) will be applied as modified by Code Section 415(h).

2.1.3 "Beneficiary" means a person (or persons) designated as such pursuant to Sec. 12.3.

2.1.4 "Code" means the Internal Revenue Code of 1986, as amended.

2.1.5 "Company" means Capella Education Company, a Minnesota corporation, and any successor.

2.1.6 "Company Stock" means the following, as applicable:

      (a) Private. If the Company is Private, that class of common stock of the Company having a combination of voting power and dividend rights equal to or in excess of: (i) that class of common stock having the greatest voting power, and (ii) that class of common stock having the greatest dividend rights.

      (b) Public. If the Company is Public, the common stock (including associated rights, if any) of the Company which is readily tradable on an established securities market.

2.1.7 "Covered Compensation" means the wages and other compensation reported on Form W-2 (as defined in paragraph (a) below) by a Participating Employer for an individual's employment as an Eligible Employee, but adjusted as described in paragraphs (b), (c) and (d) below.

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      (a)   Form W-2 Definition. Form W-2 includes wages within the meaning of
            Code Section 3401(a) and all other payments of compensation to an Eligible Employee by a Participating Employer (in the course of the Participating Employer's trade or business) for which the Participating Employer is required to furnish the Eligible Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. This compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

      (b) Specific Inclusions. Covered Compensation also will include contributions made by pay reduction to:

            (1)   Any qualified cash or deferred arrangement (as defined in Code
                  Section 401(k)) that forms part of a plan maintained by the Participating Employer, which contributions are excludable from gross income under Code Section 402(e)(3).

            (2) Any cafeteria plan (as defined in Code Section 125) maintained by the Participating Employer, which contributions are excludable from gross income under Code Section 125.

            (3) Receive qualified transportation fringe benefits provided by the Participating Employer, which contributions are excludable from gross income under Code Section 132(f).

      (c)   Specific Exclusions. However, Covered Compensation does not include:

            (1)   Amounts earned while the individual is not an Eligible
                  Employee.

            (2) Expense allowances or reimbursements (including but not limited to moving expenses).

            (3) Severance pay and any other amounts the payment of which, or entitlement to which, is triggered or accelerated by reason of Termination of Employment (including but not limited to accumulated vacation pay paid at Termination of Employment).

            (4) Contributions to, allocations under or distributions from any nonqualified plan of deferred compensation under Code Section 409A (including but not limited to deferred bonuses).

            (5) Grants of any stock option, restricted stock, deferred stock unit, stock appreciation right or similar equity compensation (or cash payments in lieu thereof).

            (6) Amounts reported as taxable income on Form W-2 as a result of the exercise of a non-qualified stock option or as a result of vesting in restricted stock granted under any stock compensation plan.

            (7) Amounts reported as taxable income on Form W-2 as a result of receiving group-term life insurance.

            (8) Merchandise or service discounts, non-cash employee awards, earnings payable in a form other than cash, any amounts paid to or for an individual that receive special tax benefits, or any other fringe benefits.

      (d) Code Section 401(a)(17) Limit. Covered Compensation does not include any amounts in excess of the limit in effect under Code Section 401(a)(17) for any Plan Year.

2.1.9 "Eligible Employee" means the following:

      (a) General Rule. An Eligible Employee is an Employee of a Participating Employer, other than the following (that is, the following are excluded):

              (1) Any individual who is a Leased Employee with respect to the Participating Employer, or any other individual who performs services through, or is paid by, a third-party (including, for example, an employee leasing or staffing agency).

              (2) Any individual who is classified as a consultant, independent contractor, or as having any status other than a common-law employee by the Participating Employer (regardless of whether such individual is subsequently determined to be a common-law employee or an employee for any other purpose).

              (3) Any individual who is a nonresident alien with respect to the United States and who either:

                     (A) Receives no earned income (within the meaning of Code Section 911(d)(2)) from the Participating Employer that constitutes income from sources within the United States (within the meaning of Code
                            Section 861(a)(3)), or who receives such earned income but it all is exempt from income tax in the United States under the terms of an income tax treaty; or

                     (B)    Is on temporary assignment in the United States.

       (b) Collective Bargaining Employees. An Employee is not an Eligible Employee during any period he/she is a member of a unit of Employees covered by a collective bargaining agreement unless the agreement expressly provides that he/she is eligible to participate in this Plan. For this purpose, a collective bargaining agreement will be deemed to continue in effect after it expires during the pendency of collective bargaining negotiations until the parties have negotiated to "impasse" as determined by the Company, and an Employee thereafter will be an Eligible Employee if and only if participation is part of the impasse proposal of the Company or the Employee was an Eligible Employee before the collective bargaining agreement expired and the Company elects to continue such status with respect to the Plan.

       (c) Authorized Leaves of Absence. An Employee will continue as an Eligible Employee during any authorized leave of absence if he/she was an Eligible Employee prior to the start of such leave until Termination of Employment or the happening of any event that would have caused the Employee to cease to be an Eligible Employee if he/she had not been on a leave of absence (e.g., if his/her employer ceases to be a Participating Employer).

              An "authorized leave of absence" for this purpose means any absence authorized by the Participating Employer under its standard personnel practices, and also includes any absence due to service in the Armed Forces of the United States provided the Employee returns to employment with the Participating Employer with reemployment rights provided by law.

       (d) Termination of Plan. No Employee will become or remain an Eligible Employee after termination of the Plan.

2.1.10 "Employee" means any common-law employee of the Company or an Affiliate (while it is an Affiliate) and any Leased Employee with respect to the Company or an Affiliate (while it is an Affiliate). However, a Leased Employee will not be an Employee if Leased Employees do not constitute more than twenty percent (20%) of the combined workforce of the Company and Affiliates and the Leased Employee is covered by a plan of the leasing organization that is described in Code Section 414(n)(5).

2.1.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.1.12 "Exempt Loan" means a loan or other extension of credit to the Plan to enable the Plan to acquire shares of Company Stock, or to refinance a prior Exempt Loan.

2.1.13 "Forfeiture" means the nonvested balance of a Participant's Account that is forfeited by the Participant upon Termination of Employment, or any other amount treated as a Forfeiture under the terms of the Plan.

2.1.14 "Forfeiture Account" means an Account maintained to reflect Forfeitures (and investment income, gains and losses).

2.1.15 "Highly Compensated Employee" means an Employee who was a five-percent owner (as defined in Code Section 414(q)(2)) at any time during the current Plan Year or the look-back period, or an Employee who received compensation (as defined in Sec. 6.2.2) in excess of the amount in effect under Code Section 414(q)(1)(A) for the look-back period.

       The "look-back period" for this purpose is the twelve-month period immediately preceding the current Plan Year.

2.1.16 "Hour of Service" means each of the following (but in no event will duplicate credit be given for the same hour under more than one subsection):

       (a) Work Periods. Each hour for which the individual is paid or entitled to payment by the Company or an Affiliate for the performance of services for the Company or Affiliate (while it is an Affiliate), with overtime hours credited on a straight-time basis.

       (b) Non-Work Periods. Each hour for which the individual is paid or entitled to payment by the Company or an Affiliate (while it is an Affiliate) on account of a period of time during which no services are performed for the Company or Affiliate (irrespective of whether the employment relationship has terminated) due to vacation (but excluding hours attributable to accrued vacation for which payment is made in lieu of actual time off from work), holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. However, no more than five hundred and one (501) hours will be credited under this paragraph for any single continuous period during which the individual performs no services. Hours will not be credited under this paragraph with respect to a payment under a plan maintained to comply with applicable workers' compensation, unemployment compensation, or disability insurance laws, or with respect to a payment which reimburses the individual for medical or medically-related expenses.

       (c) Back Pay Awards. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate (while it is an Affiliate), with such hours to be credited to the computation period or periods to which the award or agreement pertains, rather than to the computation period in which the award, agreement, or payment is made.

       (d) Credit if No Hour Records Maintained. If an individual is within a classification for which a record of hours for the performance of services is not maintained, or if he/she is on an authorized leave of absence or military leave, the individual will be credited with ten (10) hours of service for each day for which he/she would otherwise be credited under (a), (b) or (c) with at least one Hour of Service.

       To determine the Hours of Service of a Leased Employee, a payment to the Leased Employee by the leasing organization for services rendered to the Company or an Affiliate will be deemed to be a payment by the Company or Affiliate.

       The Company may use any records to determine hours of service which it considers an accurate reflection of the actual facts.

2.1.17 "Leased Employee" means an individual defined as such under Code Section 414(n); generally, any individual who is not a common-law employee of the Company or an Affiliate, but who performs services for the Company or Affiliate (while it is an Affiliate) pursuant to an agreement with any other person, provided such individual has performed such services for the Company or Affiliate on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction and control of the Company or Affiliate.

2.1.18 "Normal Retirement Age" means the later of: (i) the individual's sixty-fifth (65th) birthday, or (ii) the third (3rd) anniversary of the date the individual became a Participant.

2.1.19 "Participant" means either of the following:

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       (a)    an Eligible Employee, or

       (b) an Employee or former Employee who is no longer an Eligible Employee but who still has a vested Account balance under the Plan.

2.1.20 "Participating Employer" means the Company and each Affiliate that is identified as a Participating Employer, in the List of Participating Employers maintained for the Plan.

2.1.21 "Plan" means the Capella Education Company Employee Stock Ownership Plan, as amended.

2.1.22 "Plan Year" means the calendar year.

2.1.23 "Predecessor Employer" means any business entity from whose employment a group of Employees has been transferred to employment with the Company or an Affiliate, or any member of a controlled group of corporations of which an Affiliate used to be a member prior to becoming a member of the controlled group of the Company. Each such Predecessor Employer will be identified in the List of Predecessor Employers maintained for the Plan.

2.1.24 "Private" means that the Company's common stock is not readily tradable on an established securities market.

2.1.25 "Public" means that the Company's common stock is readily tradable on an established securities market.

2.1.26 "Spouse" means a person of the opposite sex to whom the Participant is legally married (including a common-law spouse in any state that recognizes common-law marriage), except that a former spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order (as defined in Code Section 414(p)).

2.1.27 "Termination of Employment" means either of the following:

       (a) Common Law Employee. In the case of a common-law employee, his/her resignation, discharge, failure to return to work at the end of an authorized leave of absence, death or the happening of any other event or circumstances that results in the severance of the common-law employee relationship between that individual and his/her employer (as determined under the employment policies and practices of the Company). However, a Termination of Employment will not occur with respect to an individual even though there has been a severance of the common-law employee relationship between that individual and his/her employer if he/she remains an Employee (for example, he/she leaves one Affiliate and becomes a common-law employee of another Affiliate, or if he/she continues work as a Leased Employee).

       (b) Leased Employee. In the case of a Leased Employee, the end of his/her status as a Leased Employee, unless he/she then becomes a common-law employee of the Company or an Affiliate (while it is an Affiliate).

2.1.28 "Trust Fund" means the trust fund (or funds) that serve as a funding vehicle for the Plan.

2.1.29 "Trustee" means a trustee (or trustees) appointed and acting as such with respect to all or any portion of the Trust Fund.

2.1.30 "Unallocated Reserve" means the portion of the Trust Fund that consists of:

       (a)    The proceeds of an Exempt Loan,

       (b) The shares of Company Stock that were acquired with the proceeds of an Exempt Loan and that have not yet been allocated to Accounts,

       (c) The dividends and other investment earnings on the shares of Company Stock or other assets held in the Unallocated Reserve, and

       (d) The proceeds from any sale of shares of Company Stock (or other assets) held in the Unallocated Reserve.

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2.1.31 "Valuation Date" means the following, as applicable:

       (a) Private. If the Company is Private, December 31 of each Plan Year, and any other date, as designated by the Company in written notice to the Trustee, as the Company may consider necessary or advisable to satisfy the requirements of the Code or to provide for the orderly and equitable administration of the Plan.

       (b) Public. If the Company is Public, each day on which trading occurs on the principal United States Securities Exchanges registered under the Securities Exchange Act of 1934, as amended.

2.1.32 "Vesting Service" means the following measure of an Employee's service with the Company and Affiliates (while they are Affiliates):

       (a) Computation. One year of Vesting Service will be credited to the Employee for each Plan Year in which the Employee has one thousand (1,000) or more Hours of Service.

       (b) Completion. A year of Vesting Service will be deemed completed as of the date in the Plan Year that the Employee completes one thousand (1,000) Hours of Service.

       (c) No Fractional Years. Fractional years of Vesting Service will not be credited.

       (d) Predecessor Employers. Vesting Service also will include service with a Predecessor Employer (such service will be treated as service with an Affiliate) as required under Code Section 414(a) or as provided under the List of Predecessor Employers maintained for the Plan.

2.2 CHOICE OF LAW. The Plan will be governed by the substantive laws of the State of Minnesota (without giving effect to the choice or conflict of law principles of that state), to the extent that such laws are not preempted by the laws of the United States. All controversies, disputes, and claims arising under the Plan and not otherwise resolved must be submitted to the United States District Court for the District of Minnesota, except as otherwise provided in any trust agreement governing all or a portion of the Trust Fund.

2.3 USE OF COMPOUNDS OF WORD "HERE". Use of the words "hereof," "herein," "hereunder," or similar compounds of the word "here" will mean and refer to the entire Plan unless the context clearly indicates to the contrary.

2.4 CONSTRUED AS A WHOLE. The Plan is to be construed as a whole in such manner as to carry out its purpose and a given provision is not to be construed separately without relation to the context.

2.5 HEADINGS. Headings at the beginning of Articles and Sections are for convenience of reference, are not considered a part of the text of the Plan, and will not influence its construction.

                                   ARTICLE III

                                  PARTICIPATION

3.1 START OF PARTICIPATION. An Employee will become a Participant on the date that he/she becomes (or again becomes) an Eligible Employee.

3.2    END OF PARTICIPATION. A Participant will continue as such until:

       (a) Nonvested Participant. Termination of Employment without a vested Account balance.

       (b) Vested Participant. Full distribution of his/her vested Account balance.

                                   ARTICLE IV

                            NO EMPLOYEE CONTRIBUTIONS

       Employee contributions (including before-tax or after-tax contributions, or rollover contributions) are not required or permitted under the Plan.

                                    ARTICLE V

                             EMPLOYER CONTRIBUTIONS

5.1 ESOP CONTRIBUTIONS. An ESOP Contribution will be made for any Plan Year for which a payment is due on an Exempt Loan or for any other Plan Year for which the Company in its sole discretion determines that such a contribution will be made.

5.1.1 Amount of Contribution. The amount of the ESOP Contribution for a Plan Year will be determined at the sole discretion of the Company, but will not be less than the minimum amount sufficient to enable the Trustee to make the payment due on any Exempt Loan for the Plan Year to the extent that such payment is not satisfied from (i) cash dividends and other investment earnings on the shares of Company Stock or other assets held in the Unallocated Reserve, (ii) the proceeds from any refinancing of the Exempt Loan, or (iii) the proceeds from any sale of shares of Company Stock or other assets held in the Unallocated Reserve.

5.1.2 Form of Contribution. ESOP Contributions will be made in cash or shares of Company Stock as determined at the sole discretion of the Company. If a contribution is made in shares of Company Stock, each share so contributed will be valued as follows:

       (a) Private. If the Company is Private, each share will be valued using the value as of the last Valuation Date of the Plan Year to which the contribution relates.

       (b) Public. If the Company is Public, each share will be valued at the closing price of a share of Company Stock for the Valuation Date immediately preceding the date the Company directs its transfer agent to issue such share to the Trust Fund (as such price is reported in any financial newspaper or on any electronic stock reporting service deemed accurate by the Company).

5.1.3 Time of Contribution. ESOP Contributions will be made to the Trust Fund at such time or times as the Company in its sole discretion deems appropriate. However, the ESOP contribution (if any) for a given Plan Year will be delivered to the Trustee for deposit in the Trust Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Company for the taxable year in which the Plan Year ends.

5.1.4 Limits. ESOP Contributions will be subject to the applicable limits set forth in Article VI.

5.2    ALLOCATION OF CONTRIBUTIONS.

5.2.1 Contributions Used for Loan Repayment. The ESOP Contribution for a Plan Year first will be applied to make the payment due on any outstanding Exempt Loan. The shares of Company Stock released from the Unallocated Reserve as a result of such payment will be allocated as provided in Sec. 7.2.2.

5.2.2 Contributions Not Used for Loan Repayment. The ESOP Contribution (or the portion thereof) for a Plan Year that is not applied to an Exempt Loan will be allocated among the Accounts of the allocation eligible Participants for the Plan Year, and the portion allocated to each such Account will be credited to the Account as of the last Valuation Date in the Plan Year. The portion of the ESOP Contribution allocated to the Account of each allocation eligible Participant will equal the total amount of the ESOP Contribution to be so allocated multiplied by a fraction, the numerator of which is the Covered Compensation of the Participant for the Plan Year, and the denominator of which is the aggregate Covered Compensation of all allocation eligible Participants for the Plan Year.

5.2.3 Eligible Participants. An "allocation eligible" Participant for a Plan Year is:

       (a)    A Participant who both:

              (1) Has one thousand (1,000) or more Hours of Service during the Plan Year, and

              (2)    Is an Employee on the last day of the Plan Year.

       (b) A Participant whose Termination of Employment occurred during the Plan Year as a result of his/her:

              (1)    Retirement at or after Normal Retirement Age,

              (2) Total and permanent disability (as evidenced by a determination from the Social Security Administration), or

              (3)    Death.

5.2.4 S Corporation Limitation. Notwithstanding the foregoing, no portion of Plan assets attributable to Company Stock in an S corporation may, during a nonallocation year (as defined in Code Section 409(p)(3)), accrue to the benefit of a disqualified person (as defined in Code Section 409(p)(4)).

                                   ARTICLE VI

                               CONTRIBUTION LIMITS

6.1    MAXIMUM ANNUAL ADDITIONS.

6.1.1 Defined Contribution Plan Limit. The annual additions for a Participant for a limitation year will not exceed the lesser of:

       (a)    The dollar amount in effect for such limitation year under Code
              Section 415(c)(1)(A)), or

       (b) One-hundred percent (100%) of the Participant's compensation for the limitation year.

       If a Participant has annual additions under more than one defined contribution plan maintained by the Company or an Affiliate (while it is an Affiliate), the Annual Additions under all such plans will not exceed the limit specified above.

6.1.2 Special Definitions. For purposes of Article VI, the following definitions apply:

       (a) "Annual Addition" means any of the following amounts credited to the individual as of any date within the limitation year:

              (1) Employee after-tax contributions credited under any defined contribution plan maintained by the Company or an Affiliate, but not including rollover contributions (whether after-tax or before-tax).

              (2) Employer contributions and elective deferrals credited under any defined contribution plan or simplified employee pension plan maintained by the Company or an Affiliate, but not including: (i) any excess deferrals under Code Section 402(g) that are timely distributed, (ii) any catch-up contributions under Code Section 414(v), or (iii) any buy-back contributions made to restore a prior forfeiture.

              (3) Forfeitures credited under this Plan any other defined contribution plan maintained by the Company or an Affiliate.

              (4) Amounts credited to any individual medical benefit account (as described in Code Section 415(l)(2)) under any defined benefit plan maintained by the Company or an Affiliate. However, such amounts will be disregarded in applying the one hundred percent (100%) of compensation limit under Code
                     Section 415(c)(1)(B).

              (5) Amounts credited to any separate account for retiree medical benefits (as described in Code Section 419A(d)(2)) on behalf of any Key Employee under any welfare benefit fund maintained by the Company or an Affiliate.

              Any contrary provision notwithstanding, employer contributions under this Plan that are applied to pay interest on an Exempt Loan will not be an annual addition if no more than one-third (1/3rd) of such employer contributions that are applied to pay principal or interest on an Exempt Loan for the Plan Year are allocated to Participants who are Highly Compensated Employees.

       (b) "Compensation" means the wages and other compensation reported on Form W-2 by the Company and all Affiliates for the individual's employment during the limitation year, subject to the following:

              (1) Form W-2 Definition. Form W-2 includes wages within the meaning of Code Section 3401(a) and all other payments of compensation to the individual by his/her employer (in the course of the employer's trade or business) for which the employer is required to furnish the individual a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. This compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

              (2) Specific Inclusions. Compensation also will include contributions made by pay reduction to

                     (A) Any qualified cash or deferred arrangement (as defined in Code Section 401(k)) that forms part of a plan maintained by the Company or an Affiliate, which contributions are excludable from gross income under Code Section 402(e)(3).

                     (B) Any cafeteria plan (as defined in Code Section 125) maintained by the Company or an Affiliate which contributions are excludable from gross income under Code Section 402(e)(3).

                     (C) Receive qualified transportation fringe benefits provided by the Company or an Affiliate, which contributions are excludable from gross income under Code Section 132(f).

       (c)    "Limitation Year" means the Plan Year.

6.1.3 Correction if Limit Is Exceeded. If the limit specified in Sec. 6.1.1 would be exceeded for a Participant for a limitation year, the following actions will be taken in the following sequence, to the extent necessary to eliminate the excess:

       (a) Employee After-Tax Contributions and Elective Deferrals. The defined contribution plan will:

              (1) Return any unmatched employee contributions made by the individual for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan).

              (2) Distribute unmatched elective deferrals (within the meaning of Code Section 402(g)(3)) made for the limitation year to the individual (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan).

              (3) Return any matched employee contributions made by the individual for the limitation year to the individual (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan).

              (4) Distribute matched elective deferrals (within the meaning of Code Section 402(g)(3)) made for the limitation year to the individual (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan).

              To the extent matched employee contributions are returned or any matched elective deferrals are distributed, any matching contribution made with respect thereto shall be forfeited and applied as provided in the defined contribution plan.

       (b) Employer Contributions. If, after taking all the actions described in paragraph (a), an excess still exists, the defined contribution plan will dispose of the excess as follows:

              (1) Covered. If the individual is covered by the defined contribution plan at the end of the limitation year, the employer shall cause such excess to be used to reduce employer contributions for the next limitation year ("second limitation year") and succeeding limitation years, as necessary, for that individual.

              (2) Not Covered. If the individual is not covered by the defined contribution plan at the end of the limitation year, however, then the excess amounts must be held unallocated in an "excess account" for the second limitation year (or succeeding limitation years) and allocated and reallocated in the second limitation year (or succeeding limitation years) to all the remaining participants in the defined contribution plan as if an employer contribution for the second limitation year (or succeeding limitation year). However, if the allocation or reallocation of the excess amounts pursuant to the provisions of the defined contribution plan causes the limitations of Sec. 6.1.1 to be exceeded with respect to each participant for the second limitation year (or succeeding limitation years), then these amounts must be held unallocated in an excess account. If an excess account is in existence at any time during the second limitation year (or any succeeding limitation year), all amounts in the excess account must be allocated and reallocated to participants' accounts (subject to the limitations of Sec. 6.1.1) as if they were additional employer contributions before any employer contribution and any participant contributions which would constitute annual additions may be made to the defined contribution plan for that limitation year. Furthermore, the excess amounts must be used to reduce employer contributions for the second limitation year (and succeeding limitation years, as necessary) for all of the remaining participants.

              (3) No Distributions. Excess amounts may not be distributed from the defined contribution plan to participants or former participants.

              If an excess account is in existence at any time during a limitation year, the investment income, gains and losses attributable to the excess account will be allocated to such excess account. To the extent that investment income, gains and losses are allocated to the excess account, the entire amount allocated to participants from the excess account, including any such investment income and gains or less any investment losses, will be considered as an annual addition. If the defined contribution plan should be terminated prior to the date any such temporarily held, unallocated excess can be allocated to the accounts of participants, the date of termination will be deemed to be a valuation date for the purpose of allocating such excess and, if any portion of such excess cannot be allocated as of such deemed valuation date by reason of the limitations of Sec. 6.1.1, such remaining excess will be returned to the Company or Affiliate that maintained the plan.

       (c)    Sequence of Plans. Each step of remedial action under paragraphs
              (a) and (b) as may be necessary to correct an excess allocation will be made in all defined contribution plans before the next step of remedial action is made. Each such step will be made in the defined contribution plans in the following sequence:

              (1) All profit sharing and stock bonus plans containing cash or deferred arrangements.

              (2) All money purchase pension plans, other than money purchase pension plans that are part of employee stock ownership plans.

              (3) All profit sharing and stock bonus plans, other than profit sharing and stock bonus plans containing cash or deferred arrangements and employee stock ownership plans.

              (4)    All employee stock ownership plans.

              If an excess allocation occurs in two (2) or more plans in the same category, correction of the excess allocation will be made in chronological order as determined by the original effective date of each plan beginning with the most recently established plan.

6.2 DEDUCTION LIMIT. The contributions made for any Plan Year will not exceed the maximum amount allowable as a deduction in computing the taxable income for federal income tax purposes of the Company and Affiliates for the taxable year of the Company that ends with or within the Plan Year. Each contribution is expressly conditioned upon its being deductible under Code Section 404.

                                   ARTICLE VII

                                    ACCOUNTS

7.1    ACCOUNTS.

7.1.1 Balance of Accounts. Each Account will have a stock balance expressed in full and fractional shares of Company Stock, and may have a cash balance expressed in United States dollars to reflect (i) cash contributions, cash dividends, and other cash amounts received by the Trust Fund that are held in cash temporarily pending investment in shares of Company Stock, and (ii) such minor amounts (if any) as the Trustee determines are appropriate to hold in cash for purposes of honoring anticipated distribution and transfer requests from Participants and Beneficiaries.

7.1.2 Accounts for Bookkeeping Only. Accounts are for bookkeeping purposes only. The maintenance of Accounts will not require any segregation of assets of the Trust Fund.

7.2    VALUATION OF ACCOUNTS.

7.2.1 Valuation Date Adjustments. Accounts will be adjusted as of each Valuation Date as follows:

       (a) Contributions. Contributions made with respect to a Participant will be added to the balance of his/her Account as soon as administratively practicable after such contributions are paid into the Trust Fund. However, for purposes of applying the nondiscrimination tests under Code Section 401(a)(4), for purposes of determining the maximum allocations under Code Section 415, for purposes of calculating the deductions under Code Section 404 and for any other qualification provision of the Code, a contribution will be treated as having been made for the Plan Year designated by the Company, provided that the contribution is made to the Trust Fund by such deadline as may be prescribed for the applicable provision of the Code.

       (b) Cash Dividends. The cash dividends paid on shares of Company Stock held by the Trust Fund as of the record date of such dividend (other than cash dividends paid on shares held in the Unallocated Reserve) will be allocated among the Accounts. The portion allocated to each Account will be added to balance of the Account as soon as administratively practicable after such dividends are paid into the Trust Fund.

              The portion of such cash dividends allocated to each Participant's Account will be determined by multiplying the total cash dividends (other than cash dividends paid on shares held in the Unallocated Reserve) by a fraction, the numerator of which is the number of shares of Company Stock credited to the Participant's Account as of the date the dividends are paid into the Trust Fund (or as of such other date as may be established by the Company), and the denominator of which is the total number of shares of Company Stock held in all Participants' Accounts as of the date the dividends are paid into the Trust Fund (or as of such other date as may be established by the Company).

              The cash dividends paid on shares of Company Stock held in the Unallocated Reserve as of the record date of such dividend will be credited to the Unallocated Reserve and will thereafter be applied to any payment due for the Plan Year on the Exempt Loan.

       (c) Stock Dividends and Splits. The stock dividends paid on shares of Company Stock credited to the Participant's Account as of the record date of such dividend, and stock splits or reverse stock splits with respect to shares of Company Stock credited to the Participant's Account as of the record date of such split, will be added to the balance of the Account as soon as administratively practicable after the additional shares resulting from such stock dividend, stock split or reverse stock split are paid into the Trust Fund.

              The stock dividends paid on shares of Company Stock held in the Unallocated Reserve as of the record date of such dividend, and stock splits or reverse stock splits with respect to shares of Company Stock held in the Unallocated Reserve as of the record date of such split, will be credited to the Unallocated Reserve.

       (d) Distributions and Transfers. The distributions and transfers made from an Account will be subtracted from the balance of the Account as of the date the distribution or transfer is made from the Trust Fund.

       Any items of investment income and gain not provided for under the above provisions and not applied to pay expenses of the Plan will be allocated among the Accounts in accordance with rules prescribed for this purpose by the Company. Any items of investment loss and any expenses not provided for under the above provisions will be allocated among the Accounts in accordance with rules prescribed for this purpose by the Company. The portion allocated to each Account will be added to or subtracted from the Account as of the date established by the Company.

7.2.2 Annual Adjustments for ESOP Contributions/Shares Released from Unallocated Reserve.

       (a) Contributions Used for Loan Repayment. The shares of Company Stock released from the Unallocated Reserve for a Plan Year will be allocated among the Accounts of the allocation eligible Participants (as defined in Sec. 5.2.3) for the Plan Year. The shares allocated to each such Account will be added to the balance of the Account as of the last Valuation Date in the Plan Year. The number of shares of Company Stock allocated to the Account of each allocation eligible Participant will be determined by multiplying the number of shares of Company Stock released from the Unallocated Reserve by a fraction, the numerator of which is the Covered Compensation of the allocation eligible Participant for the Plan Year, and the denominator of which is the aggregate Covered Compensation of all allocation eligible Participants for the Plan Year.

       (b) Contributions Not Used for Loan Repayment. Any ESOP Contribution for a Plan Year that is allocated to a Participant under Sec.
              5.2.2 (and not applied to an Exempt Loan) will be added to the balance of the Participant's Account as of the last Valuation Date in the Plan Year.

7.2.3 Processing Transactions Involving Accounts. Accounts will be adjusted to reflect contributions, dividends, distributions and transfers, and other transactions as provided above. However, all information necessary to properly reflect a given transaction in the Accounts may not be immediately available, in which case the transaction will be reflected in the Accounts when such information is received and processed. Further, subject to express limits that may be imposed under the Code or ERISA, the Company reserves the right to delay the processing of any contribution, dividend, distribution or transfer, or other transaction for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive asset values or prices, or to correct for its errors or omissions or the errors or omissions of any service provider).

7.2.4 Valuation of Company Stock - Private Company. If the Company is Private, all valuations of Company Stock for purposes of the Plan will be performed by an independent appraiser as provided in Code Section 401(a)(28)(C).

7.3    VOTING RIGHTS ON COMPANY STOCK - PUBLIC COMPANY.

7.3.1 Voting of Allocated Shares. A Participant (or Beneficiary of a deceased Participant) may instruct the Trustee as to how to vote shares of Company Stock credited to his/her Account on any matter submitted for a vote to shareholders of the Company. The number of shares with respect to which a Participant (or Beneficiary) may provide voting instructions will equal the number of full and fractional shares credited to his/her Account as of the record date for determining the shareholders entitled to vote at the shareholders meeting. The Company will cause the proxy materials that are sent to shareholders to be sent to Participants (and Beneficiaries of deceased Participants) prior to the shareholders meeting at which the vote is to be cast. The Company or Trustee will establish a deadline by which instructions must be received from Participants (and Beneficiaries). The Trustee will tabulate the instructions received by that deadline, will determine the number of votes for and against each proposal, and will vote the allocated shares in accordance with the directions received. The Trustee will vote all shares of Company Stock credited to Accounts for which instructions from the Participants (or Beneficiaries) have not been received by the established deadline in the same proportion as the votes cast by Participants (or Beneficiaries).

7.3.2 Voting of Unallocated Shares. The Trustee will vote in its discretion all shares of Company Stock held in the Unallocated Reserve (if any).

7.3.3 Named Fiduciary. A Participant (or Beneficiary) will be a "named fiduciary" to the extent of the voting control granted under this Section.

7.4    VOTING RIGHTS ON COMPANY STOCK - PRIVATE COMPANY.

7.4.1 Trustee Voting of Shares. Shares of Company Stock will be voted by the Trustee as follows:

       (a) Unallocated Shares. The Trustee will vote in its discretion all shares of Company Stock held in the Unallocated Reserve (if any).

       (b) Allocated Shares. The Trustee will vote in its discretion all shares of Company Stock credited to Accounts. However, with respect to a transaction for which Participants (or Beneficiaries of deceased Participants) have been granted voting control under Sec. 7.4.2, all shares of Company Stock credited to Accounts will be voted as follows:

              (1) Shares for which instructions from the Participants (or Beneficiaries) have been received by the established deadline will be voted in accordance with those instructions; and

              (2) Shares for which instructions from the Participants (or Beneficiaries) have not been received by the established deadline will be voted in the same proportion as the votes cast by Participants (or Beneficiaries) pursuant to Sec. 7.4.2.

7.4.2 Pass-Through Voting for Certain Transactions. A Participant (or Beneficiary of a deceased Participant) may instruct the Trustee as to how to vote shares of Company Stock credited to his/her Account with respect to any vote required for the approval or disapproval of any corporate merger or consolidation, recapitalization, liquidation, dissolution, or sale of substantially all of the assets of the Company, or such similar transaction as the Secretary of the Treasury may prescribe in regulations. The number of shares with respect to which a Participant (or Beneficiary) may provide voting instructions will equal the number of full and fractional shares credited to his/her Account as of the record date for determining the shareholders entitled to vote at the shareholders meeting. The Company will cause the proxy materials that are sent to shareholders to be sent to Participants (and Beneficiaries of deceased Participants) prior to the shareholders meeting at which the vote is to be cast. The Company or Trustee will establish a deadline by which instructions must be received from Participants (and Beneficiaries). The Trustee will tabulate the instructions received by that deadline, will determine the number of votes for and against each proposal, and will vote the allocated shares in accordance with the directions received.

7.4.3 Named Fiduciary. A Participant (or Beneficiary) will be a "named fiduciary" to the extent of the voting control granted under this Section.

                                  ARTICLE VIII

                             INVESTMENT OF ACCOUNTS

8.1 INVESTMENT IN COMPANY STOCK. All Accounts will be invested exclusively in shares of Company Stock, except for such minor amounts (if any) as the Trustee determines are appropriate to hold in cash for purposes of honoring anticipated distribution and transfer requests from Participants and Beneficiaries. All shares of Company Stock held under the Plan will be held in the name of the Trustee or the nominee of the Trustee.

8.2    REPAYMENT OF EXEMPT LOAN.

8.2.1 Contribution Requirement. If an Exempt Loan is outstanding, an ESOP Contribution will be made for the Plan Year in an amount at least sufficient to make the payment due on the Exempt Loan to the extent that such payment is not made from (i) cash dividends and other investment earnings on the shares of Company Stock or other assets held in the Unallocated Reserve, (ii) the proceeds from any refinancing of the Exempt Loan, or (iii) the proceeds from any sale of shares of Company Stock or other assets held in the Unallocated Reserve.

8.2.2 Dividend Limitation. Dividends paid on shares of Company Stock allocated to Participants' Accounts will not be used to make payments on an Exempt Loan.

                                   ARTICLE IX

                                     VESTING

9.1 VESTING AT NORMAL RETIREMENT AGE. A Participant will have a vested and non-forfeitable interest in the full balance of his/her Account upon reaching Normal Retirement Age while employed with the Company or an Affiliate (while it is an Affiliate).

9.2 VESTING IN EVENT OF DISABILITY OR DEATH. A Participant will have a vested and non-forfeitable interest in the full balance of his/her Account upon:

       (a) The occurrence of a total and permanent disability (as evidenced by a determination of the Social Security Administration) prior to Termination of Employment; or

       (b)    Termination of Employment as a result of death.

9.3 VESTING BASED ON SERVICE. As of any date prior to an event specified in Sec. 9.1 or 9.2, the vested balance of a Participant's Account will equal the balance of that Account as of such date multiplied by the vested percentage determined under the following table:

    Years of                         Vested
Vesting Service                    Percentage
---------------                    ----------
  Less than 3                           0%
   3 or more                          100%

9.4 FORFEITURE OF NONVESTED BALANCE. The nonvested balance of a Participant's Account will become a Forfeiture immediately upon the Participant's Termination of Employment. The Participant will lose all claim to the nonvested balance of an Account upon Forfeiture, subject to possible restoration under Sec. 9.6.

9.5 FORFEITURE ACCOUNT. A Forfeiture Account will be maintained within the Plan. Upon the Forfeiture of the nonvested balance of a Participant's Account, the Forfeiture will be transferred to the Forfeiture Account. As of the last Valuation Date in each Plan Year, the balance of the Forfeiture Account will be used first to restore prior Forfeitures pursuant to Sec. 9.6 and any remaining balance of the Forfeiture Account will be applied under Sec. 5.2 as if it were an ESOP Contribution for the Plan Year.

9.6    REINSTATEMENT UPON RETURN TO SERVICE.

9.6.1 Return Before Recognized Break in Service. If a Participant resumes employment with the Company or an Affiliate (while it is an Affiliate) after a Forfeiture but before he/she has a recognized break in service, an amount will be restored to the Participant's Account equal to the value of such Account as of the date of the Forfeiture. A "recognized break in service" for this purpose means a period of five (5) or more consecutive Plan Years during each of which the individual has five hundred (500) or less Hours of Service.

9.6.2 Restoration of Account. The restoration will be made as of the last Valuation Date of the Plan Year in which the Participant resumes employment with the Company or an Affiliate. Only the actual Forfeiture amount (as a dollar value, not as a number of shares of Company Stock) will be restored. The Participant will not be credited with interest or with any investment income, gain or loss during the period between the Forfeiture date and the restoration date.

9.6.3 Employer Contribution. If the Forfeiture Account is not sufficient to make the restorations due as of the last Valuation Date of the Plan Year, the Participating Employers will made an additional contribution equal to the amount remaining to be restored. This contribution will be made without regard to the limitations of Code Section 415.

9.7 FORFEITURE IN EVENT OF MISSING PARTICIPANT OR BENEFICIARY. If a Participant or Beneficiary cannot be found after reasonable effort, the Participant's Account (or the portion thereof assigned to the Beneficiary) will be treated as a Forfeiture or will be applied in such other manner as may be directed by the Company in accordance with any regulations or other guidance issued by the Internal Revenue Service or the Department of Labor (including payment to any account authorized by law). In the event of such a Forfeiture, if the individual is subsequently located, the Participant's Account (or the portion thereof assigned to the Beneficiary) will be restored either under Sec. 9.6 of the Plan (prior to its termination) or under another qualified defined contribution plan then maintained by the Company or an Affiliate. If no plan is then being maintained by the Company or an Affiliate, restoration will be made by means of a payment from the business assets of the Participating Employers or other method deemed appropriate by the Company.

                                    ARTICLE X

                         DIVERSIFICATION WHILE EMPLOYED

10.1 ELIGIBILITY FOR DIVERSIFICATION. Diversification options are available to a Participant while employed with the Company or an Affiliate, starting on the January 1st after he/she:

       (a)    Attains age fifty-five (55), and

       (b)    Completes ten (10) or more years of participation in the Plan.

10.2 MAXIMUM PERCENTAGE LIMIT. The maximum percentage of shares of Company Stock available to a Participant for diversification during a given Plan Year will be determined as follows:

       (a) First Five Years. During the first five (5) Plan Years that the Participant is eligible for diversification, the maximum is twenty-five percent (25%) of the shares of Company Stock that have been credited to his/her Account.

       (b) Subsequent Years. During the sixth (6th) and subsequent Plan Years that the Participant is eligible for diversification, the maximum is fifty percent (50%) of the shares of Company Stock that have been credited to his/her Account.

10.3 MAXIMUM NUMBER OF SHARES. The maximum number of shares of Company Stock available to the Participant for diversification during a given Plan Year will be determined as follows:

       (a) Start with the number of shares credited to the Participant's Account as of the December 31st preceding the Plan Year.

       (b) Add the number of shares (if any) the Participant previously has diversified.

       (c) Multiply that sum by the maximum percentage specified in Sec. 10.2 for the Plan Year.

       (d)    Round that product down to the next lower whole number of shares.

       (e) Subtract the number of shares (if any) that the Participant previously has diversified.

       (f) The result is the number of shares available to the Participant for diversification during the Plan Year.

10.4   DIVERSIFICATION DISTRIBUTION PROCEDURES - PUBLIC COMPANY.

10.4.1 Election to Diversify. To diversify while the Company is Public, the Participant must elect to diversify in such manner and in accordance with such rules as may be prescribed for this purpose by the Company. The election may be made any time after the Participant becomes eligible to diversify.

10.4.2 Time of Diversification. The diversification will be made as soon as administratively practicable after (i) the Participant is eligible for diversification, (ii) the Participant makes proper application for diversification, and (iii) the Company determines the entitlement of the Participant.

10.4.3 Amount of Diversification. The Participant may elect to diversify any percentage or number of the shares of Company Stock that have been credited to his/her Account, up to the maximum specified in Sec. 10.2 and 10.3.

10.4.4 Method of Diversification. The diversification will be made in either one or a combination of the following methods at the election of the
       Participant:

       (a) Single-Sum Distribution. A single-sum distribution to the Participant.

       (b) Direct Rollover. A direct rollover to an eligible retirement plan (as described in Sec. 13.2). However, the rollover cannot be less than $200.

10.4.5 Medium of Diversification. The diversification distribution or rollover will be made in whole shares of Company Stock (any fractional share will be disregarded).

10.4.6 Annual Limit. Only one diversification election is permitted during each Plan Year.

10.5   DIVERSIFICATION PROCEDURES - PRIVATE COMPANY.

10.5.1 Election to Diversify. To diversify while the Company is Private, the Participant must elect to diversify in such manner and in accordance with such rules as may be prescribed for this purpose by the Company. Unless the Company prescribes a longer election period for a given Plan Year, the election may be made only during the first ninety (90) days each Plan Year starting on or after the date the Participant becomes eligible to diversify.

10.5.2 Time of Diversification. The diversification will be made as soon as administratively practicable after (i) the Participant is eligible for diversification, (ii) the Participant makes proper application for diversification, (iii) the Company determines the entitlement of the Participant, and (iv) the valuation required under Sec. 7.2.4 has been completed.

10.5.3 Amount of Diversification. The Participant may elect to diversify any percentage or number of the shares of Company Stock that have been credited to his/her Account, up to the maximum specified in Sec. 10.2 and
       10.3. The diversification amount will be based on the per share value of Company Stock as of the last Valuation Date in the Plan Year prior to the Plan Year in which the diversification occurs.

10.5.4 Method of Diversification. The diversification will be made in any one or a combination of the following methods at the election of the
       Participant:

       (a) Single-Sum Distribution. A single-sum distribution to the Participant.

       (b) Direct Rollover. A direct rollover to an eligible retirement plan (as described in Sec. 13.2). However, the rollover cannot be less than $200.

       (c) Transfer to Capella Savings Plan. A transfer to the Capella Education Company Retirement Savings Plan ("Savings Plan") for investment in investments other than Company Stock, provided that the Company offers three or more investment options in the Savings Plan.

10.5.5 Medium of Diversification. The diversification distribution, rollover or transfer will be made in cash.

10.5.6 Annual Limit. Only one diversification election is permitted during each Plan Year.

                                   ARTICLE XI

                  DISTRIBUTION AFTER TERMINATION OF EMPLOYMENT

11.1 DISTRIBUTION AFTER TERMINATION OF EMPLOYMENT. A Participant will be eligible to receive a distribution of the vested balance of his/her Account following his/her Termination of Employment in accordance with the terms of this Article.

11.2   DISTRIBUTION PROCEDURES.

11.2.1 Application for Distribution. To receive the distribution, the Participant must apply in such manner and in accordance with such rules as may be prescribed for this purpose by the Company.

11.2.2 Valuation of Distribution.

       (a) Private. If the Company is Private, the Participant becomes eligible for distribution on the January 1st following his/her Termination of Employment. The Valuation Date for the distribution will be determined as follows:

              (1) If the Participant is eligible for distribution and the Company receives his/her proper application for distribution between January 1st and June 30th (inclusive) or such later date as the Company may prescribe for a given Plan Year, the distribution value will be determined as of the last Valuation Date of the Plan Year preceding the application date.

              (2) If the Participant is eligible for distribution and the Company receives his/her proper application after the date established in (1) above, but on or before December 31st, the distribution value will be determined as of the Valuation Date coincident with or next following the application date.

       (b) Public. If the Company is Public, the Participant becomes eligible for distribution on the day after his/her Termination of Employment. The distribution value will be determined as of the Valuation Date coincident with or immediately preceding the distribution date, as determined by the Company.

11.2.3 Time of Distribution.

       (a)    General Rule. The distribution will be made as follows:

              (1) Private. If the Company is Private, the distribution will be made as soon as administratively practical after (i) the Participant is eligible for distribution, (ii) the Participant makes proper application for distribution,
                     (iii) the Company determines the entitlement of the Participant, and (iv) the valuation required under Sec.
                     7.2.4 has been completed

              (2) Public. If the Company is Public, the distribution will be made as soon as administratively practicable after (i) the Participant is eligible for distribution, (ii) the Participant makes proper application for distribution, and
                     (iii) the Company determines the entitlement of the Participant.

       (b) Normal Retirement Age. While a distribution generally will be made not later than sixty (60) days after the close of the Plan Year in which a Participant attains Normal Retirement Age (or in which his/her Termination of Employment occurs, if later), a failure to apply for the distribution will serve as a waiver of this requirement.

       (c) Required Beginning Date. The deadline for distribution to the Participant, however, is his/her required beginning date. For this purpose, "required beginning date' means the April 1 of the calendar year after the later of (i) the calendar year in which the Participant attains age seventy and one-half (70-1/2), or (ii) the calendar year of Termination of Employment. However, clause
              (ii) will not apply to any Participant who is more than a five-percent (5%) owner (as defined in Code Section 416) with respect to the Plan Year in which he/she attains age seventy and one-half (70-1/2).

11.2.4 Method of Distribution. The distribution will be made in either one or a combination of the following methods at the election of the Participant:

       (a) Single-Sum Distribution. A single-sum distribution to the Participant.

       (b) Direct Rollover. A direct rollover to an eligible retirement plan (as described in Sec. 13.2). However, the rollover cannot be less than $200.

       (c)    Transition Rules.

              (1) Special Installment Option. Notwithstanding the above, a Participant whose Termination of Employment occurred prior to June 1, 2005, may also elect to receive distribution in five (5) (or more) annual installment distributions, pursuant to the terms of the Plan as in effect prior to June 1, 2005.

              (2) Special Single-Sum Option. Notwithstanding anything in the Plan to the contrary, a Participant who as of June 1, 2005 is receiving installment distributions under the terms of the Plan as in effect prior to June 1, 2005, may elect to receive his/her remaining vested Account balance in a single-sum distribution.

11.2.5 Medium of Distribution. The distribution (including any direct rollover) will be made in the following medium, as applicable:

       (a) Private. If the Company is Private, the Participant may elect either one or a combination of the following:

              (1)    Cash, or

              (2) Whole shares of Company Stock (with any fractional share in cash).

              If the Participant does not elect a medium of distribution, the distribution will be made in cash.

       (b) Public. If the Company is Public, the distribution will be made in whole shares of Company Stock (with any fractional share in cash).

11.2.6 Default upon Failure to Request Distribution. If the Participant fails to apply for a distribution in advance of his/her required beginning date under Sec. 11.2.3, a single-sum distribution will be made to the Participant immediately before his/her required beginning date in the following medium, as applicable:

       (a) Private. If the Company is Private, the distribution will be made in cash.

       (b) Public. If the Company is Public, the distribution will be made in whole shares of Company Stock (with any fractional share in cash).

11.3   CASH-OUT OF SMALL ACCOUNTS.

11.3.1 Cash-Out Amount. If the vested balance of a Participant's Account does not exceed one thousand dollars ($1,000) when the Participant becomes eligible for distribution, a single-sum distribution of the full vested balance of the Account will be made to the Participant, as follows:

       (a) Private. If the Company is Private, the distribution will be made as soon as administratively practicable after (i) the Participant becomes eligible for distribution, (ii) the Company determines the entitlement of the Participant and (iii) the valuation required under Sec. 7.2.4 has been completed.

       (b) Public. If the Company is Public, the distribution will be made as soon as administratively practicable after (i) the Participant's Termination of Employment occurs and (ii) the Company determines the entitlement of the Participant.

11.3.2 Subsequent Changes. If the vested balance of a Participant's Account exceeds one thousand dollars ($1,000) when the Participant becomes eligible for distribution, but subsequently falls below such amount (for example, because of investment losses), the Company may then direct that a single-sum distribution of the full vested balance of the Account be made to the Participant.

11.3.3 Medium of Distribution. The distribution (including any direct rollover) will be made in the following medium, as applicable:

       (a) Private. If the Company is Private, the Participant may elect either one or a combination of the following:

              (1)    Cash, or

              (2) Whole shares of Company Stock (with any fractional share in cash).

              If the Participant does not elect a medium of distribution, the distribution will be made in cash.

       (b) Public. If the Company is Public, the distribution will be made in whole shares of Company Stock (with any fractional share in cash).

11.4 MINIMUM DISTRIBUTION RULES. Any contrary provision notwithstanding, distribution will be made as necessary to comply with the minimum distribution rules of Code Section 401(a)(9) (including the incidental death benefit rules of Code Section 401(a)(9)(G)).

                                   ARTICLE XII

                            DISTRIBUTION AFTER DEATH

12.1 DISTRIBUTION AFTER DEATH. The Beneficiary of a Participant will be eligible to receive a distribution of that portion of the vested balance of the Participant's Account allocated to such Beneficiary following the Participant's death in accordance with the terms of this Article.

12.2   DISTRIBUTION PROCEDURES.

12.2.1 Application for Distribution. To receive the distribution, the Beneficiary must apply in such manner and in accordance with such rules as may be prescribed for this purpose by the Company.

12.2.2 Valuation of Distribution.

       (a) Private. If the Company is Private, the Beneficiary becomes eligible for distribution on the January 1st following the Participant's death. The Valuation Date for the distribution will be determined as follows:

              (1) If the Beneficiary is eligible for distribution and the Company receives his/her proper application for distribution between January 1st and June 30th (inclusive) or such later date as the Company may prescribe for a given Plan Year, the distribution value will be determined as of the last Valuation Date of the Plan Year preceding the application date.

              (2) If the Beneficiary is eligible for distribution and the Company receives his/her proper application after the date established in (1) above, but on or before December 31st, the distribution value will be determined as of the Valuation Date coincident with or next following the application date.

       (b) Public. If the Company is Public, the Beneficiary becomes eligible for distribution on the day after the Participant's death. The distribution value will be determined as of the Valuation Date coincident with or immediately preceding the distribution date, as determined by the Company.

12.2.3 Time of Distribution.

       (a)    General Rule. The distribution will be made as follows:

              (1) Private. If the Company is Private, the distribution will be made as soon as administratively practical after (i) the Beneficiary is eligible for distribution, (ii) the Beneficiary makes proper application for distribution,
                     (iii) the Company determines the entitlement of the Beneficiary, and (iv) the valuation required under Sec.
                     7.2.4 has been completed.

              (2) Public. If the Company is Public, the distribution will be made as soon as administratively practicable after (i) the Beneficiary is eligible for distribution, (ii) the Beneficiary makes proper application for distribution, and
                     (iii) the Company determines the entitlement of the Beneficiary.

       (b) Distribution Deadline. The deadline for distribution to the Beneficiary is December 31st of the calendar year in which falls the fifth (5th) anniversary of the Participant's death.

12.2.4 Method of Distribution.

       (a) General Rule. The distribution will be made in the form of a single-sum distribution to the Beneficiary.

       (b) Spouse's Rollover Option. A Beneficiary who is the Participant's surviving Spouse may elect a direct rollover to an eligible retirement plan (as described in Sec. 13.2) of all or any part (but not less than $200) of his/her benefit.

       (c)    Transition Rules.

              (1) Special Installment Option. Notwithstanding the above, if the Participant died prior to June 1, 2005, the Beneficiary may also elect to receive distribution in five (5) (or more) annual installment distributions, pursuant to the terms of the Plan as in effect prior to June 1, 2005.

              (2) Special Single-Sum Option. Notwithstanding anything in the Plan to the contrary, a Beneficiary who as of June 1, 2005 is receiving installment distributions under the terms of the Plan as in effect prior to June 1, 2005, may elect to receive his/her remaining vested Account balance in a single-sum distribution.

12.2.5 Medium of Distribution. The distribution (including any direct rollover) will be made in the following medium, as applicable:

       (a) Private. If the Company is Private, the Beneficiary may elect either one or a combination of the following:

              (1)    Cash, or

              (2) Whole shares of Company Stock (with any fractional share in cash).

              If the Beneficiary does not elect a medium of distribution, the distribution will be made in cash.

       (b) Public. If the Company is Public, the distribution will be made in whole shares of Company Stock (with any fractional share in cash).

12.2.6 Default Upon Failure to Request Distribution. If the Beneficiary fails to apply for distribution in advance of the deadline specified in Sec. 12.2.3, a single-sum distribution will be made to the Beneficiary immediately before such deadline in the following medium, as applicable:

       (a) Private. If the Company is Private, the distribution will be made in cash.

       (b) Public. If the Company is Public, the distribution will be made in whole shares of Company Stock (with any fractional share in cash).

12.3   BENEFICIARY DESIGNATION.

12.3.1 General Rule. A Participant may designate any person (natural or otherwise, including a trust or estate) as his/her Beneficiary to receive any balance remaining in his/her Account when he/she dies, and may change or revoke a Beneficiary designation previously made without the consent of any Beneficiary named therein.

12.3.2 Special Requirements for Married Participants. If a Participant has a Spouse at the time of death, such Surviving Spouse will be his/her Beneficiary unless:

       (a) The Spouse has consented in writing to the designation of a different Beneficiary;

       (b)    The Spouse's consent acknowledges the effect of such designation;
              and

       (c) The Spouse's consent is witnessed by a notary public or an authorized representative of the Plan.

       Consent of a Spouse will be deemed to have been obtained if it is established to the satisfaction of the Company that such consent cannot be obtained because the Spouse cannot be located, or because of such other circumstances as may be prescribed by the Secretary of Treasury. A consent by a Spouse will be effective only with respect to such Spouse, and cannot be revoked. A Beneficiary designation that has received spousal consent cannot be changed without spousal consent.

12.3.3 Form and Method of Designation. A Beneficiary designation must be made on such form and in accordance with such rules as may be prescribed for this purpose by the Company. A Beneficiary designation will be effective (and will revoke all prior designations) only if it is received by the Company and either:

       (a) It is received by the Company prior to the date of death of the Participant; or

       (b) If sent by mail, the post-mark of the mailing is prior to the date of death of the Participant.

       The Company may rely on the latest designation on file with it (or may direct that payment be made pursuant to the default provision if an effective designation is not on file) and will not be liable to any person making claim for such payment under a subsequently filed designation or for any other reason.

       If a Participant designates a Beneficiary by name that is accompanied by a description of a business, legal or familial relationship to the Participant (for example, "spouse", "business partner", "landlord"), such Beneficiary will be deemed to have predeceased the Participant if such relationship has been dissolved or no longer exists at the death of the Participant. If a Participant designates a Beneficiary by name that is accompanied by a description of a personal relationship to the Participant (for example, "friend"), the dissolution of that relationship will not affect the designation.

12.3.4 Default Designation. If a Beneficiary designation is not on file with the Company, or if no designated Beneficiary survives the Participant, the Beneficiary will be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:

       (a)    The Participant's Spouse.

       (b) The Participant's children, except that if any of the Participant's children predecease the Participant but leave issue surviving the Participant, such issue will take by right of representation the share their parent would have taken if living.

       (c)    The Participant's parents.

       (d) The Participant's brothers and sisters, except that if any of the Participant's siblings predecease the Participant but leave issue surviving the Participant, such issue will take by right of representation the share their parent would have taken if living.

       (e)    The Participant's estate.

       The identity of the Beneficiary in each case will be determined by the Company.

12.3.5 Successor Beneficiary. If a Beneficiary survives the Participant but dies before receiving the full balance to which he/she is entitled, the remaining balance will be payable to the surviving contingent Beneficiary designated by the Participant or otherwise to the estate of the deceased Beneficiary.

12.4 MULTIPLE BENEFICIARIES. If more than one Beneficiary is entitled to benefits following the death of a Participant, the interest of each will be segregated for purposes of applying this Article.

12.5   CASH-OUT OF SMALL ACCOUNTS.

12.5.1 Cash-Out Amount. If the vested balance of the Account payable to a Beneficiary does not exceed one thousand dollars ($1,000) when the Beneficiary becomes eligible for distribution, a single-sum distribution of the full vested balance of the Account will be made to the Beneficiary as follows:

       (a) Private. If the Company is Private, the distribution will be made as soon as administratively practicable after (i) the Beneficiary becomes eligible for distribution, (ii) the Company determines the entitlement of the Beneficiary, and (iii) the valuation required under Sec. 7.2.4 has been completed.

       (b) Public. If the Company is Public, the distribution will be made as soon as administratively practicable after (i) the Participant's death occurs and (ii) the Company determines the entitlement of the Beneficiary.

12.5.2 Subsequent Changes. If the vested balance of the Account payable to a Beneficiary exceeds one-thousand dollars ($1,000) when the Beneficiary becomes eligible for distribution, but subsequently falls below such amount (for example, because of investment losses), the Company may then direct that a single-sum distribution of the full vested balance of the Account be made to the Beneficiary.

12.5.3 Medium of Distribution. The distribution (including any direct rollover) will be made in the following medium, as applicable:

       (a) Private. If the Company is Private, the Beneficiary may elect either one or a combination of the following:

              (1)    Cash, or

              (2) Whole shares of Company Stock (with any fractional share in cash).

              If the Beneficiary does not elect a medium of distribution, the distribution will be made in cash.

       (b) Public. If the Company is Public, the distribution will be made in whole shares of Company Stock (with any fractional share in cash).

12.6 MINIMUM DISTRIBUTION RULES. Any contrary provision notwithstanding, distribution after the death of the Participant will be made as necessary to comply with the minimum distribution rules of Code Section 401(a)(9).

                                  ARTICLE XIII

                        MISCELLANEOUS BENEFIT PROVISIONS

13.1   VALUATION OF ACCOUNTS FOLLOWING TERMINATION OF EMPLOYMENT.

13.1.1 Continued Adjustment of Accounts. If a distribution of all or any portion of an Account is deferred or delayed for any reason, the Account will continue to be adjusted to reflect increases or decreases in the value of Company Stock, dividends on Company Stock, and other investment income, gains or losses of the Trust Fund in accordance with the terms of the Plan.

13.1.2 Disbursement Account. To facilitate cash distributions from the Plan, the Plan may participate in a disbursement account established by the Trustee or recordkeeper for the Plan. The person entitled to the distribution will not be entitled to any interest or other income earned on such disbursement account; rather, such interest or other income will be applied in accordance with the policies and procedures of the Trustee or recordkeeper for the Plan.

13.2   DIRECT ROLLOVER OPTION.

13.2.1 Eligible Individuals. An eligible rollover distribution of two hundred dollars ($200) or more made to a Participant, the Spouse of a deceased Participant, or an alternate payee under a qualified domestic relations order who is the Spouse or former Spouse of a Participant may be made in the form of a direct rollover to an eligible retirement plan. The recipient of an eligible rollover distribution must provide the Company with the information necessary to accomplish the direct rollover in such manner and in accordance with such rules as may be prescribed for this purpose by the Company.

13.2.2 Eligible Rollover Distribution. An "eligible rollover distribution" for purpose is any distribution defined as such under Code Section 402(c)(4) (for example, an eligible rollover distribution does not include a hardship distribution, a distribution that is part of a series of installments payable over a period of ten (10) years or more, a cash dividend distribution under Code Section 404(k) or a distribution that is required under Code Section 401(a)(9)).

13.2.3 Eligible Retirement Plan. An "eligible retirement plan" for this purpose is any individual retirement plan described in Code Section 408(a), any individual retirement annuity described in Code Section 408(b) (other than an endowment contract), any qualified trust as described in Code
       Section 402(c)(8)(a), any annuity plan described in Code Section 403(a), any eligible deferred compensation plan described in Code Section 457(b) which is maintained by an eligible employer described in Code Section 457(e)(1)(A), and any annuity contract described in Code Section 403(b).

13.3   BENEFIT STATEMENTS.

13.3.1 Issuance of Statements. The Company may cause benefit statements to be issued from time to time advising Participants and Beneficiaries of the balance and/or investment of their Accounts. However, the Company is not required to issue benefits statements except at the request of a Participant or Beneficiary to the extent so required by ERISA.

13.3.2 Errors on Statements. The Company may correct errors that appear on benefit statements at any time, and the issuance of a benefit statement (and any errors that may appear on a statement) will not in any way alter or affect the rights of a Participant or Beneficiary with respect to the Plan.

13.3.3 Participant's Duty to Review Statements. Each Participant or Beneficiary has a duty to promptly review each benefit statement and to notify the Company of any error that appears on such statement within thirty (30) days of the date such statement is provided or made available to the

       Participant or Beneficiary (for example, the date the statement is sent by mail, or the date the statement is provided or made available electronically). If a Participant or Beneficiary fails to review a benefit statement or fails to notify the Company of any error that appears on such statement within such period of time, he/she will not be able to bring any claim seeking relief or damages based on the error.

13.4 MISSING PARTICIPANTS OR BENEFICIARIES. A Participant or Beneficiary must maintain his/her most recent post office address on file with the Company. Any communication addressed to the Participant or Beneficiary at the post office address on file with the Company will be binding on the Participant or Beneficiary for all purposes of the Plan. If a Participant or Beneficiary fails to claim any amount payable under the Plan, or if any check or stock certificate is returned after being sent to the most recent post office address on file with the Company, or if a Participant or Beneficiary fails to cash any check drawn on the disbursement account established for the Plan, such amount will be disposed of as provided in Sec. 9.7.

13.5   DISTRIBUTION TO ALTERNATE PAYEE.

13.5.1 Immediate Distribution Option. An alternate payee under a qualified domestic relations order (each as defined in Code Section 414(p)) may elect to receive a single-sum distribution of the amount assigned to such individual under the order as soon as administratively practicable after the Company has determined that the order is a qualified domestic relations order (and all time for appeal of such decision has expired), or as of such later date as may be specified in the order, without regard to whether such distribution is made prior to the earliest retirement age (as defined in Code Section 414(p)). The Valuation Date for such distribution will be determined under Sec. 11.2.2 using the date the Company receives the order (or any later distribution date specified in the order) as the application date under that section. If the Company is Private, the distribution will be delayed until the valuation required under Sec. 7.2.4 has been completed.

13.5.2 Small Amounts. If the amount assigned to the alternate payee under a qualified domestic relations order does not exceed one thousand ($1,000), such amount will be distributed to the alternate payee in a single-sum distribution as soon as administratively practicable after the Company has determined that the order is a qualified domestic relations order (and all time for appeal of such decision has expired), and a delayed distribution option will not be available to the alternate payee. The Valuation Date for such distribution will be determined under Sec. 11.2.3 using the date the Company receives the order as the application date under that section. If the Company is Private, the distribution will be delayed until the valuation required under Sec. 7.2.4 has been completed.

13.5.3 Medium of Distribution. The distribution (including any direct rollover) will be made in the following medium, as applicable:

       (a) Private. If the Company is Private, the alternate payee may elect either one or a combination of the following:

              (1)    Cash, or

              (2) Whole shares of Company Stock (with any fractional share in cash).

              If the alternate payee does not elect a medium of distribution, the distribution will be made in cash.

       (b) Public. If the Company is Public, the distribution will be made in whole shares of Company Stock (with any fractional share in cash).

13.6   PUT OPTION; RIGHT OF FIRST REFUSAL; OTHER RESTRICTIONS ON COMPANY STOCK.

13.6.1 Put Option. If shares of Company Stock are either not readily tradable on an established securities market (in other words, the Company is Private) or are subject to a trading limitation when such shares are distributed, such shares will be subject to a "put option" as follows:

       (a) The put option will be to the Company; provided that, the Trustee may at its discretion cause the Plan to voluntarily assume the rights and obligations of the Company with respect to the put option.

       (b) The put option may be exercised only by the distributee (whether the Participant, Beneficiary or alternate payee), any person to whom the shares have passed by gift from the distributee or any person (including an estate or distributee of an estate) to whom the shares have passed on the death of the distributee.

       (c)    The put option may be exercised only during the following periods:

              (1) The three (3) month period beginning on the date the shares are distributed from the Plan; and

              (2) The three (3) month period beginning on the first anniversary of the date the shares were distributed from the Plan;

              provided that, each exercise period will be extended by the number of days during such period that the holder is unable to exercise the put option because the Company is prohibited from honoring the put option by federal or state law.

       (d) The put option may be exercised by written notice of exercise to the Company made on such form and in accordance with such rules as may be prescribed for this purpose by the Company.

       (e) Any put option provided under this Sec. 13.6.1 will lapse at the time that such distributed shares become readily tradable on an established securities market (in other words, when the Company is Public).

       (f) The Company will honor a put option by paying to the holder the fair market value either in a single lump sum or substantially equal installments (bearing a reasonable rate of interest and providing adequate security to the holder) over a period beginning within thirty (30) days following the date the put option is exercised and ending not more than five (5) years after the date the put option is exercised.

       A "trading limitation" means a restriction under any federal or state securities law or under any agreement affecting the shares that would make the shares not as freely tradable as shares not subject to such restriction.

13.6.2 Right of First Refusal. If the Company is Private when shares of Company stock are distributed from the Plan, the shares will be subject to a "right of first refusal" as follows:

       (a) A distributee (as defined in Sec. 13.6.1(b) above) will not sell, assign, give, bequeath or otherwise transfer or dispose of any of the shares of Company Stock distributed hereunder without first giving written notice to the Company of the distributee's intent to sell or make such disposition. Notwithstanding the above, an eligible distributee may transfer the shares of Company Stock to an individual retirement account as defined in Code Section 408 that is established by the distributee for his/her benefit; provided that, the put option and right of first refusal provided in the Plan continue to apply after the transfer.

       (b) The notice must state the number of shares that are proposed to be disposed of, the amount of any consideration offered, and the name of the respective purchaser or assignee.

       (c) For fourteen (14) days following the receipt of the notice, the Company will have the option to purchase the shares for the greater of the following:

              (1)    The fair market value of the shares of Company Stock, or

              (2) The price per share to be paid in the manner consistent with the payment terms contained in a good-faith written offer to buy such shares, as provided under (b) above.

       (d) The Company will notify the distributee of its intent to exercise its rights under this Sec. 13.6.2; provided that, the such right may also be exercised by the Plan.

       (e) The Company (or the Plan) will exercise its rights by paying to the holder the purchase price either in a single lump sum or substantially equal installments (bearing a reasonable rate of interest and providing adequate security to the holder) over a period beginning within thirty (30) days following the date the right of first refusal is exercised and ending not more than five
              (5) years after the date the right of first refusal is exercised.

       (f) If the Company (or the Plan) does not exercise its right of first refusal, the distributee may dispose of the shares of Company Stock in accordance with the notice provided under (b) above for a period of one hundred twenty (120) days after the expiration of the Company's fourteen (14) day option period.

       (g) The right of first refusal provided under this Sec. 13.6.2 will lapse at the time that such distributed shares become readily tradable on an established securities market (in other words, when the Company is Public).

13.6.3 No Other Restrictions. Except as provided above, no other options, buy-sell arrangements, puts, call, rights of first refusal or other restrictions on alienability will attach to any shares of Company Stock acquired with the proceeds of an Exempt Loan and held in the Trust Fund or distributed from the Plan, whether or not the Plan continues to be an employee stock ownership plan.

13.7 NO OTHER BENEFITS. No benefits other than those specifically provided for in the Plan document will be provided under the Plan.

13.8 SOURCE OF BENEFITS. All benefits to which any person becomes entitled under the Plan will be provided only out of the Trust Fund and only to the extent that the Trust Fund is adequate therefor. The Participants and Beneficiaries assume all risk connected with any decrease in the market value of shares of Company Stock or any other assets held under the Plan, and the Company and its Affiliates do not in any way guarantee the Trust Fund against any loss or depreciation, or the payment of any amount, that may be or become due to any person from the Trust Fund.

13.9 INCOMPETENT PAYEE. If a person entitled to distribution hereunder is in the opinion of the Company unable to care for his/her affairs because of a mental or physical condition, any distribution due such person may be made to such person's guardian, conservator, or other legal personal representative upon furnishing the Company with evidence satisfactory to the Company of such status. Prior to the furnishing of such evidence, the Company may cause the distribution due the person to be made, for such person's use and benefit, to any person or institution then in the opinion of the Company caring for or maintaining the person. The Company will have no liability with respect to any distribution so made and will have no duty to make inquiry as to the competence of any person entitled to receive distribution hereunder.

13.10 NO ASSIGNMENT OR ALIENATION OF BENEFITS. The interests of any person who is entitled to benefits under the Plan may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, directly or indirectly, except as expressly permitted under Code Section 401(a)(13).

13.11 PAYMENT OF TAXES. The Trustee may pay any estate, inheritance, income, or other tax, charge, or assessment attributable to any benefit payable hereunder which in the Trustee's opinion it will be or may be required to pay out of such benefit. The Trustee may require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee will deem necessary for its protection.

13.12 CONDITIONS PRECEDENT. No person will be entitled to a benefit until his/her right to such benefit has been finally determined by the Company nor until he/she has submitted to the Company relevant data reasonably requested by the Company, including, but not limited to, proof of birth or death.

13.13 DELAY OF DISTRIBUTION IN EVENT OF STOCK DIVIDEND OR SPLIT. The Company may direct that, no distribution will be made between the record date and the ex-date of any stock dividend, stock split or reverse stock split if the ex-date is after the record date.

13.14 EFFECT OF REEMPLOYMENT. If a Participant is reemployed by the Company or an Affiliate (while it is an Affiliate) before he/she has received full distribution of the vested balance of his/her Account, entitlement to a distribution will cease upon such reemployment, and will recommence in accordance with the terms of the Plan upon subsequent Termination of Employment.

                                   ARTICLE XIV

                                   TRUST FUND

14.1 COMPOSITION. The assets of the Plan will be held in trust by one or more Trustees appointed by the Company under one or more trust agreements. The Company may cause the assets held under any trust agreement to be divided into any number of parts for investment purposes or any other purpose deemed necessary or advisable for the proper administration of the Plan.

14.2 NO DIVERSION. The Trust Fund will be maintained for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. No part of the corpus or income of the Trust Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries. Notwithstanding the foregoing:

       (a) Mistake of Fact. If all or any portion of a contribution is made as a result of a mistake of fact, the Trustee will, upon written request of the Company, return such portion of the contribution to the Company within one year after its payment to the Trust Fund. Earnings attributable to such contribution (or portion thereof) will not be returned but will remain in the Trust Fund, and the amount returned will be reduced by any losses attributable to such contribution (or portion thereof).

       (b) Disallowance of Deduction. Each contribution is conditioned upon the deductibility of the contribution under Code Section 404. To the extent the deduction is disallowed, the Trustee will return such contribution to the Company within one year after the disallowance of the deduction; however, earnings attributable to such contribution (or disallowed portion thereof) will not be returned but will remain in the Trust Fund, and the amount returned will be reduced by any losses attributable to such contribution (or disallowed portion thereof).

       In the case of any such return of contribution, the Company will cause such adjustments to be made to the Accounts of Participants as it considers fair and equitable under the circumstances resulting in the return of such contribution.

14.3 BORROWING TO PURCHASE COMPANY STOCK. The Plan may engage in an Exempt Loan that satisfies the following requirements:

14.3.1 Lender. The Exempt Loan may be made by the Company or any lender acceptable to the Company, and may be made or guaranteed by a party in interest (as defined in ERISA Section 3(14)) or a disqualified person (as defined in Code Section 4975).

14.3.2 Use of Loan Proceeds. The Exempt Loan must be used within a reasonable time after receipt to acquire shares of Company Stock for the Unallocated Reserve, or to repay a prior Exempt Loan, or for any combination of these purposes.

14.3.3 No Recourse Against Trust Fund. The Exempt Loan must be without recourse against the Trust Fund, except that:

       (a) The Company Stock acquired with the proceeds of the Exempt Loan may be pledged or otherwise used to secure repayment of the Exempt Loan.

       (b) The Company Stock acquired with the proceeds of a prior Exempt Loan which is repaid with the proceeds of the Exempt Loan may be pledged or otherwise used to secure repayment of the Exempt Loan, and

       (c) Any cash contributions to the Plan that are made for the purpose of satisfying the obligations under the Exempt Loan (and earnings thereon) may be pledged or otherwise used to secure repayment of the Exempt Loan.

       (d) The earnings attributable to shares of Company Stock acquired with the proceeds of an Exempt Loan may be used to repay that Exempt Loan or any renewal or extension of it.

       (e) The earnings attributable to unallocated shares of Company Stock that were acquired with the proceeds of an Exempt Loan may be pledged or otherwise used as security for another Exempt Loan.

14.3.4 Term of Loan. The Exempt Loan must provide for principal and interest to be paid over a specific term.

14.3.5 Release of Shares from Unallocated Reserve. Payments on an Exempt Loan will result in release of shares from the Unallocated Reserve, with the number of shares released each Plan Year being determined in accordance with one of the following methods as directed by the Company:

       (a) Principal and Interest Method. The number of shares released from the Unallocated Reserve will equal the number of shares held in the Unallocated Reserve immediately before the release multiplied by a fraction, the numerator of which is equal to the principal and interest payments made on the Exempt Loan for the Plan Year and the denominator of which is equal to the total principal and interest paid on the Exempt Loan for the current Plan Year and scheduled to be paid for all subsequent Plan Years. The number of future years for which principal and interest are payable under the Exempt Loan must be definitely ascertainable and must be determined without taking into Account any possible extensions or renewal periods. If the interest rate under the loan is variable, the amount of future interest payable will be calculated by using the interest rate in effect on the last day of the current Plan Year.

       (b) Principal Only Method. The number of shares of Company Stock released from the Unallocated Reserve will be equal to the number of shares held in the Unallocated Reserve immediately before the release multiplied by a fraction, the numerator of which is equal to the principal payments made on the Exempt Loan for the Plan Year and the denominator of which is equal to the total principal outstanding on the Exempt Loan. This method may be used only if:

              (1) The Exempt Loan provides for principal and interest payments at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten
                     (10) years.

              (2) If the Exempt Loan constitutes a renewal, extension or refinancing of a prior Exempt Loan, the sum of the expired duration of the prior Exempt Loan, the renewal period, the extension period, and the duration of the new Exempt Loan does not exceed ten (10) years.

              (3) For purposes of this subsection, the amount of interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables.

14.3.6 Interest Rate. The Exempt Loan must bear interest at a fixed or variable rate that is not in excess of a reasonable rate of interest considering all relevant factors (including, but not limited to, the amount and duration of the loan, the security given, the guarantees involved, the credit standing of the Plan, the Company, and the guarantors, and the generally prevailing rates of interest).

14.3.7 Default. The Exempt Loan must provide that, in the event of default, the fair market value of Company Stock and other assets which can be transferred in satisfaction of the loan must not exceed the amount of the loan. If the lender is a party in interest or disqualified person, the loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to satisfy the payment schedule of the Exempt Loan.

14.4 FUNDING POLICY. The Company will adopt a procedure, and revise it from time to time as it considers advisable, for establishing and carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA.

14.5 SHARE REGISTRATION. Interests in the Plan, and any shares of Company Stock contributed by or purchased from the Company will be registered in accordance with requirements prescribed by the Securities and Exchange Commission. The number of shares so registered will be appropriately adjusted to reflect any stock dividends, stock splits, or other similar changes.

14.6   PURCHASE/SALE OF COMPANY STOCK.

14.6.1 Purchases of Company Stock.

       (a) Private. If the Company is Private and it is necessary to purchase Company Stock for the Trust Fund, such purchase may be made from a shareholder or from the Company. If shares are purchased from a disqualified person as (defined in Code Section 4975(e)(2)) or party in interest (as defined in ERISA Section 3(14)), the purchase will be for not more than fair market value, as determined by an independent appraiser meeting the requirements of Code section 401(a)(28), and no commission will be paid.

       (b) Public. If the Company is Public and it is necessary to purchase Company Stock for the Trust Fund, such purchase may be on the open market or from the Company. If shares are purchased from the Company, the purchase will be made at the closing price of a share of Company Stock on the Valuation Date immediately preceding the transaction (as reported in a financial newspaper or by any electronic stock reporting service deemed accurate by the Company and Trustee). No commission will be paid on any purchase from the Company.

14.6.2 Sales of Company Stock.

       (a) Private. If the Company is Private and it is necessary to convert shares of Company Stock held in the Trust Fund to cash to provide for a distribution, transfer, or for any other reason required under the Plan, the conversion may be made by exchanging such shares for cash (if any) then held in the Trust Fund and credited to Accounts, or by selling such shares to the Company or another purchaser. If shares are sold to a disqualified person (as defined in Code Section 4975(e)(2)) or party in interest (as defined in ERISA Section 3(14)), the sale will be for not less than fair market value, as determined by an independent appraiser meeting the requirements of Code Section 401(a)(28), and no commission will be paid.

       (b) Public. If the Company is Public and it is necessary to convert shares of Company Stock held in the Trust Fund to cash to provide for a distribution, transfer, or for any other reason required under the Plan, the conversion may be made by exchanging such shares for cash (if any) then held in the Trust Fund and credited to Accounts, or by selling such shares on the open market or to the Company. If shares are exchanged for cash then held in the Trust Fund or sold to the Company, the exchange or sale will be made at the closing price of a share of Company Stock for the Valuation Date immediately preceding the transaction (as reported in any financial newspaper or by any electronic stock reporting service deemed accurate by the Company and Trustee). No commission will be paid on any sale to the Company.

                                   ARTICLE XV

                                 ADMINISTRATION

15.1   ADMINISTRATION.

15.1.1 Administrator. The Company is the "administrator" of the Plan, with authority to control and manage the operation and administration of the Plan and make all decisions and determinations incident thereto. Action on behalf of the Company as administrator may be taken by any of the following:

       (a)    Its Board of Directors (or a committee thereof).

       (b)    Its Chief Executive Officer.

       (c) Any individual, committee, or entity to whom responsibility for the operation and administration of the Plan is allocated to by action of one of the above.

15.1.2 Third-Party Service Providers. The Company may from time to time contract with or appoint a recordkeeper or other third-party service provider for the Plan. Any such recordkeeper or other third-party service provider will serve in a nondiscretionary capacity and will act in accordance with directions given and/or procedures established by the Company, unless such recordkeeper or other third-party service provider is expressly designated as a "named fiduciary" of the Plan and makes a written acceptance of such designation.

15.2   CERTAIN FIDUCIARY PROVISIONS.

15.2.1 Named Fiduciaries. The Company is a "named fiduciary" of the Plan with authority to appoint additional named fiduciaries and to allocate responsibilities among them, and the power to appoint one or more investment managers (as defined in ERISA Section 3(38)) to manage any assets of the Plan (including the power to acquire and dispose of such assets). If so permitted by the Company in the appointment of a named fiduciary, such named fiduciary may designate another person to carry out any or all of the fiduciary responsibilities of the named fiduciary; except that, a named fiduciary may not designate another person to carry out any responsibilities relating to the management or control of Plan assets other than in exercise of a power granted under the trust agreement to appoint an investment manager.

15.2.2 Corporate Versus Personal Liability. The Company as a legal entity can only act through others. The Company's intent is that, while the Company will at times be a fiduciary (as that term is used in ERISA) with respect to the Plan, the individual directors, officers and employees of the Company through which the Company acts will not individually be considered to be fiduciaries. Accordingly, it is intended that while the Company with have corporate responsibility and liability for its actions or omissions with respect to the Plan, the individual directors, officers and employees through which the Company acts will not have individual liability for their actions or omissions with respect to the Plan.

15.3 PAYMENT OF EXPENSES. The compensation and expense reimbursements payable to any fiduciary, or to any recordkeeper or other third-party service provider, any other fees and expenses incurred in the operation or administration of the Plan may be paid out of the Trust Fund if not prohibited by ERISA. Such other fees and expenses include, but are not limited to, fees and expenses for investment education or advice services, distribution costs (for example, stock certificate issuance fees and check-writing fees), premiums on bonds required under ERISA and direct costs incurred by the Company or any Affiliate to the extent that the payment of such amounts out of the Trust Fund is not prohibited by ERISA. Distribution costs (for example, the actual stock certificate issuance fee and actual check-writing fee) of any elective distribution and similar fees may be charged to the Account of the Participant (or Beneficiary of a deceased Participant) if directed by the Company and not prohibited under ERISA.

15.4 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable and to be signed, made, or presented by the proper party.

15.5   CORRECTION OF ERRORS AND DUTY TO REVIEW INFORMATION.

15.5.1 Correction of Errors. Errors may occur in the operation and administration of the Plan. The Company reserves the right to cause such equitable adjustments to be made to correct for such errors as it considers appropriate (including adjustments to Participant or Beneficiary Accounts), which will be final and binding on the Participant or Beneficiary.

15.5.2 Participant's Duty to Review Information. Each Participant and Beneficiary has the duty to promptly review any information that is provided or made available to the Participant or Beneficiary and that relates in any way to the operation and administration of the Plan or his/her elections under the Plan (for example, to review benefit statements, to review summary plan descriptions, etc.) and to notify the Company of any error made in the operation or administration of the Plan that affects the Participant or Beneficiary within thirty (30) days of the date such information is provided or made available to the Participant or Beneficiary (for example, the date the information is sent by mail or the date the information is provided or made available electronically). If the Participant or Beneficiary fails to review any information or fails to notify the Company of any error within such period of time, he/she will not be able to bring any claim seeking relief or damages based on the error.

       If the Company is notified of an alleged error within the thirty (30) day time period, the Company will investigate and either correct the error or notify the Participant or Beneficiary that it believes that no error occurred. If the Participant or Beneficiary is not satisfied with the correction (or the decision that no correction is necessary), he/she will have sixty (60) days from the date of notification of the correction (or notification of the decision that no correction is necessary), to file a formal claim under the claims procedures established for the Plan.

15.6   CLAIMS AND LIMITATIONS ON ACTIONS.

15.6.1 Claims Procedures. The Company will establish a claims procedure for the Plan as a separate written document (which may be a section in the summary plan description) that will be deemed to form a part of the Plan and is hereby incorporated by reference into the Plan.

15.6.2 Limitation on Actions After Exhaustion of Claims Process. A claimant must follow the claims procedure (and comply with all applicable deadlines established as part thereof) as a condition to the receipt of any benefit under the Plan, and as a condition to the availability of any other relief under or with respect to the Plan. The failure of a claimant to follow the claims procedure (including the failure to comply with the deadlines established as part thereof) will extinguish his/her right to file a subsequent claim or to file a lawsuit with respect to the claim. If a claimant follows the claims procedure, but his/her final appeal is denied, he/she will have six months to file a lawsuit with respect to that claim, and failure to meet the six-month deadline will extinguish his/her right to file a lawsuit with respect to that claim.

15.7 WAIVER OF NOTICE. Any notice required hereunder may be waived by the person entitled thereto.

15.8 AGENT FOR LEGAL PROCESS. The Company will be the agent for service of legal process with respect to any matter concerning the Plan (unless it designates some other entity or individual as such agent).

15.9 INDEMNIFICATION. The Company and its Affiliates jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee against any and all liabilities, losses, costs, or expenses (including legal fees) of whatsoever kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services in the administration of the Plan, but only if such person did not act dishonestly, or in bad faith, or in willful violation of the law or regulations under which such liability, loss, cost, or expense arises.

15.10 EXERCISE OF AUTHORITY. The Company and any person who has authority with respect to the management, administration or investment of the Plan may exercise that authority in its/his/her full discretion, subject only to the duties imposed under ERISA. This discretionary authority includes, but is not limited to, the authority to make any and all factual determinations and interpret all terms and provisions of this document (or any other document established for use in the administration of the Plan) relevant to the issue under consideration. The exercise of authority will be binding upon all persons. It is intended that the exercise of authority be given deference in all courts of law to the greatest extent allowed under law, and that it not be overturned or set aside by any court of law unless found to be arbitrary and capricious.

15.11 TELEPHONIC OR ELECTRONIC NOTICES AND TRANSACTIONS. Any notice that is required to be given under the Plan to a Participant or Beneficiary, and any action that can be taken under the Plan by a Participant or Beneficiary (including enrollments, distributions, consents, etc.), may be by means of voice response or other electronic system to the extent so authorized by the Company and permitted under the Code and ERISA. Any notice or other communication sent by a Participant or Beneficiary to the Company, or to a recordkeeper or other service-provider acting on behalf of the Company with respect to the Plan, via e-mail will be considered adequate only if it is sent to a specific e-mail address provided for purposes of such notice or other communication, it is confirmed to have been received and it complies with such other procedural requirements as may be established for this purpose by the Company.

                                   ARTICLE XVI

                         AMENDMENT, TERMINATION, MERGER

16.1   AMENDMENT.

16.1.1 Amendment. The Company expressly reserves the right to amend the Plan in whole or in part at any time and from time to time and for any reason. An amendment may be adopted:

       (a)    By resolution of the Board of Directors (or a committee thereof).

       (b) By signed writing of the Chief Executive Officer (but only if such amendment does not materially increase the cost of the Plan to Participating Employers).

       (c) By signed writing of any person to whom amendment authority has been delegated by action of one of the above.

       No action by any individual, committee or entity with amendment authority will constitute an amendment to the Plan unless it is expressly designated as an amendment to the Plan.

16.1.2 Effect on Prior Operation of Plan. An amendment will not affect the operation of the Plan or the rights of any Participant retroactive to a date prior to the effective date of the amendment. The Account of a Participant (and all payment options and other rights with respect thereto) will be determined and paid in accordance with the terms of the Plan in effect as of his/her Termination of Employment, without regard to any subsequent amendment to the Plan (including an amendment with an effective date retroactive to a date prior to Termination of Employment) unless such amendment is required by law to be applied to the Participant or the amendment expressly provides that it will apply to Participants who have already had a Termination of Employment. The Company reserves the right to adopt an amendment with a retroactive effective date to the extent that retroactive application of the amendment is required by law or for any other reason deemed appropriate by the Company.

16.1.3 Effect on Vesting. An amendment will not reduce the vested percentage of a Participant determined as of the later of the effective date or adoption date of the amendment. Further, if the Company amends the vesting schedule under the Plan, with respect to any Participant who has three (3) or more years of vesting service (determined using the elapsed time methodology set forth in ERISA Reg. Section 2530.200b-9), the Company either will permit such Participant to elect to have his/her vested percentage computed without regard to such amendment or will amend the Plan to provide that the vested interest of such Participant will be the greater of his/her vested interest with regard to such amendment or his/her vested interest without regard to such amendment.

       The election period for which the Participant may elect to have his or her vested percentage computed without regard to such amendment shall begin no later than the adoption date of the amendment and end no earlier than sixty (60) days after the latest of the following dates:

       (a)    The adoption date of the amendment,

       (b)    The effective date of the amendment, or

       (c) The day of the Participant is issued written notice of the amendment.

16.1.4 Effect on Protected Benefits. An amendment will not reduce any Account balance or eliminate any optional form of benefit to the extent to prohibited under Code Section 411(d)(6).

16.2 PERMANENT DISCONTINUANCE OF CONTRIBUTIONS. The Company may completely discontinue contributions under the Plan. No Employee will become a Participant after such discontinuance, and each Participant will be vested in the full balance of his/her Account. Subject to the

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       foregoing, all of the provisions of the Plan will continue in effect, and upon entitlement thereto distributions will be made in accordance with the terms of the Plan.

16.3 TERMINATION. The Company may terminate the Plan at any time and for any reason by action of its Board of Directors. After the Plan is terminated no further contributions will be made. No Employee will become a Participant after such termination, and each Participant will be vested in the full balance of his/her Account. Distributions will be made to Participants and Beneficiaries promptly after the termination of the Plan, but not before the earliest date permitted under the Code and applicable regulations, and the Plan and any related trust agreement will continue in force for the purpose of making such distributions.

16.4 PARTIAL TERMINATION. If the Company determines that there has been a partial termination of the Plan, any Participant affected by such partial termination will become vested in the full balance of his/her Account.

16.5 MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS. If the Plan is merged or consolidated with any other plan, or if assets or liabilities of the Plan are transferred to any other plan, provision will be made so that each Participant and Beneficiary would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

16.6 DEFERRAL OF DISTRIBUTIONS. In the case of a complete discontinuance of contributions to the Plan or of a complete or partial termination of the Plan, the Company or the Trustee may defer any distribution of benefits to Participants and Beneficiaries with respect to which such discontinuance or termination applies (except for distributions which are required to be made under Code Section 401(a)(9)) until appropriate adjustment of Accounts to reflect taxes, costs, and expenses, if any, incident to such discontinuance or termination.

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

17.1 SPECIAL TOP-HEAVY RULES. The following provisions apply in any Plan Year in which the Plan is top-heavy.

17.1.1 Minimum Contribution. If the Plan is Top-Heavy for a Plan Year, a minimum contribution will be made for such Plan Year on behalf of each Participant who is not a Key Employee and who is employed with the Company or an Affiliate on the last day of such Plan Year. The minimum contribution will equal that percentage of the Participant's Compensation for the Plan Year which is the smaller of:

       (a)    Three percent (3%).

       (b) The percentage which is the largest percentage of Compensation allocated to any Key Employee from employer contributions for such Plan Year.

       However, any required minimum contribution will be made under the Company's profit sharing plan before any minimum contribution is made under this Plan. Also, the minimum contribution due under this Plan for each Top-Heavy Eligible Participant will be reduced by the amount of any minimum contribution made for him/her under the Company's profit sharing plan.

17.1.2 Definitions. The following terms have the following meanings in this
       Section:

       (a) "Compensation" means compensation as defined in Sec. 6.1.2, but disregarding any amounts in excess of the limit in effect under Code Section 401(a)(17).

       (b)    "Determination Date" means the last day of the preceding Plan
              Year.

       (c) "Determination Period" means the Plan Year in which the applicable Determination Date occurs and the four preceding Plan Years.

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       (d)    "Key Employee" means any Employee or former Employee of the
              Company or an Affiliate who is defined as such under Code Section 416(i).

       (e) "Required Aggregation Group" means each qualified plan of the Company or an Affiliate in which at least one Key Employee participates in the Plan Year that contains the Determination Date or any of the four preceding Plan Years, and any other qualified plan of the Company or an Affiliate that enables such a Plan to meet the requirements of Code Sections 401(a)(4) and 410.

       (f) "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plan of the Company or an Affiliate which, when consolidated as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

       (g) "Present Value" for purposes of determining whether a defined benefit plan is Top-Heavy, will be calculated using the actuarial assumptions specified in the defined benefit plan for this purpose.

       (h) "Top-Heavy" means the condition of the Plan that exists (or would exist) for any Plan Year if:

              (1) The Plan is not part of a Required Aggregation Group and the top-heavy ratio for the Plan exceeds 60%; or

              (2) The Plan is a part of a Required Aggregation Group and the top-heavy ratio for the Required Aggregation Group exceeds 60%

              Notwithstanding the above, the Plan is not Top-Heavy if the Plan is a part of a Permissive Aggregation Group and the top-heavy ratio for the Permissive Aggregation Group does not exceed 60%.

              The "top-heavy ratio" for this purpose means a fraction, the numerator of which is the sum of account balances as of the Determination Date of all Key Employees under all defined contribution plans maintained by the Company or an Affiliate (including any part of any account balance distributed in the five-year period ending on the Determination Date), and the Present Value of accrued benefits as of the Determination Date of all Key Employees under all defined benefit plans maintained by the Company or an Affiliate, and the denominator of which is the sum of all account balances as of the Determination Date of all Employees under all such defined contribution plans (including any part of any account balance distributed in the five-year period ending on the Determination Date), and the Present Value of accrued benefits as of the Determination Date of all Employees under all such defined benefit plans, all determined in accordance with Code Section 416 and the regulations thereunder. The account balances under a defined contribution plan and the accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio will be increased for any distribution made during the one-year period (or, in the case of a distribution for any reason other than separation from service, death or disability, the five-year period) ending on the Determination Date.

              For purposes of calculating the top-heavy ratio, the value of the account balances and the accrued benefits will be determined as of the most recent Valuation Date that falls within the 12-month period ending on the Determination Date. If an individual has not performed services for the Company or an Affiliate at any time during the one-year period ending on the Determination Date, any account balance or accrued benefit of such individual will be disregarded.

       (i) "Valuation Date" is the last day of each Plan Year and is the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

17.1.3 Exception For Collective Bargaining Unit. The minimum contribution requirement described above will not apply to any Employee covered by the provisions of a collective bargaining agreement.

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17.1.4 Defined Benefit Plan Accrued Benefit. For purposes of determining if a defined benefit plan included in a Required Aggregation Group of which this Plan is a part is a Top-Heavy Plan, the accrued benefit to any employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes under all defined benefit plans maintained by the employer, or, if there is no such method, as if such benefit accrued not more rapidly than the lowest accrual rate permitted under Code Section 411(b)(1)(C).

17.2 QUALIFIED MILITARY SERVICE. The Plan will comply with the requirements of Code Section 414(u) with respect to each Participant who is absent from service because of "qualified military service" (as defined in Code
       Section 414(u)(5)) provided that he/she returns to employment within such period after the end of the qualified military service as is prescribed under Code Section 414(u) (or other federal law cited therein).

17.3 INSURANCE COMPANY NOT RESPONSIBLE FOR VALIDITY OF PLAN. Any insurance company that issues a contract under the Plan will not have any responsibility for the validity of the Plan. An insurance company to which an application may be submitted hereunder may accept such application and will have no duty to make any investigation or inquiry regarding the authority of the applicant to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

17.4 NO GUARANTEE OF EMPLOYMENT. The Plan is not an employment agreement, and participation herein does not constitute a guarantee of employment with the Company or any Affiliate.

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IN WITNESS WHEREOF, the Company has caused this Plan document to be executed on
October 27, 2005.

                                      CAPELLA EDUCATION COMPANY

                                      By  /s/ Stephen Shank

                                          Its Chairman and CEO

                                          And

                                      By  /s/ Gregory W. Thom

                                          Its VP, General Counsel and Secretary

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                            CAPELLA EDUCATION COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN
                               (2005 RESTATEMENT)

                         LIST OF PARTICIPATING EMPLOYERS
                            (EFFECTIVE JUNE 1, 2005)

As of June 1, 2005, the Participating Employers are:

1.     Capella Education Company

2.     Capella University, Inc.

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                            CAPELLA EDUCATION COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN

                               (2005 RESTATEMENT)

                          LIST OF PREDECESSOR EMPLOYERS
                            (EFFECTIVE JUNE 1, 2005)

As of June 1, 2005, there are no Predecessor Employers.

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                                 FIRST AMENDMENT
                                     TO THE
                            CAPELLA EDUCATION COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN

                            (SECOND 2005 RESTATEMENT)

The Capella Education Company Employee Stock Ownership Plan (Second 2005 Restatement) is amended by adding a new section 5.2.5 to read as follows:

      5.2.5 Plan Year 2006 Allocations. Notwithstanding anything to the contrary in this Article V, the ESOP Contribution for the 2006 Plan Year will be allocated in accordance with the following:

            (a) To be an "allocation eligible" Participant for the ESOP Contribution for the 2006 Plan Year, the Participant must be an Employee on June 30, 2006. However, the special rules in Sec. 5.2.3(b) continue to apply to these 2006 Plan Year allocations for any Participant whose Termination of Employment occurred during the Plan Year and prior to June 30, 2006.

            (b) The portion of the ESOP Contribution allocated to the Account of the allocation eligible Participant for the 2006 Plan Year (as defined in (a) above) will equal the total amount of the ESOP Contribution to be so allocated multiplied by a fraction, the numerator of which is Covered Compensation of the Participant for the period from January 1, 2006 through June 30, 2006 (the "allocation period"), and the denominator of which is the aggregate Covered Compensation for that period of all allocation eligible Participants.

      In witness whereof, this Amendment has been signed as of the date set forth below.

      Date: June 1 2006            Capella Education Company

                                       By: Gregory W. Thom
                                         Its: VP, General Counsel and Secretary